SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              [X]

Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               GOLF VENTURES, INC.
                (Name of Registrant as Specified In Its Charter)

                                     (same)
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee  computed  on  table below  per  Exchange  Act   Rules  14a-6(i)(4)
         and 0-11.

         1) Title of each class of securities to which transaction applies: n/a

         2) Aggregate number of securities to which transaction applies: n/a

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 n/a

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

                               ------------------

1Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                               GOLF VENTURES, INC.
                               345 North 2450 East
                             St. George, Utah 84790

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held , , 1997 at :00 P.M.

         Pursuant to the Bylaws of Golf Ventures, Inc. ("the Company"), we are pleased to invite all of the Company's Shareholders to the Company's Annual Shareholders Meeting, which will be held at the Company's executive offices, located at 345 North 2450 East, St. George, Utah, on , , 1997 at :00 p.m., Mountain Time for the following purposes:

         1.       To elect a Board of Directors to serve for the ensuing year;

         2. To approve the Golf Ventures, Inc. Long Term Equity-Based Incentive Plan;

         3. To approve the proposed amendment to the Company's Articles of Incorporation increasing the number of authorized shares of the Company's common stock from the current 25,000,000 shares to 100,000,000 shares, primarily to accommodate the closing of the reorganization transaction with U.S. Golf Communities, Inc.;

         4. To change the name of the Company to Golf Communities of America, Inc.; and

         5.       To transact  such other  business  as may be properly  brought
                  before  the  Annual   Meeting   or  at  any   adjournment   or
                  postponement thereof.

         The close of business on September 30, 1997, was fixed by the Board of Directors as the Record Date for the determination of the Shareholders entitled to notice of, and to vote at the 1997 Annual Meeting. In accordance with Utah law, a list of the Company's Shareholders entitled to vote at the 1997 Annual Meeting will be available for examination at the offices of the Company, 345
North 2450 East, St. George, Utah 84790, for ten business days prior to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m. Mountain Time. This list will also be available for inspection at and during the Annual Meeting.

         WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE IMMEDIATELY SIGN AND COMPLETE THE ENCLOSED PROXY DESIGNATION AND INSTRUCTION CARD ("PROXY") AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. NO POSTAGE IS REQUIRED IF A PROXY IS MAILED IN THE UNITED STATES. IF A MAJORITY OF OUTSTANDING SHARES ARE NOT PRESENT AT THE MEETING EITHER IN PERSON OR BY PROXY, THE MEETING MUST BE ADJOURNED WITHOUT CONDUCTING BUSINESS, AND ADDITIONAL EXPENSE WILL BE INCURRED TO RESOLICIT THE SHAREHOLDERS FOR A NEW MEETING DATE.

         Sent to you with this Notice and the accompanying Proxy Statement is the Company's 1997 Annual Report to Shareholders, which contains the audited financial statements of the Company and certain other information about the Company and its fiscal 1997 operating results.

Dated:        , 1997                    BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/      Bruce Frodsham
                                        ---------------------------------
                                                 Bruce Frodsham,
                                                 Secretary of the Company

                               GOLF VENTURES, INC.
                                 PROXY STATEMENT

                                     , 1997

                                TABLE OF CONTENTS
                                                                           Page
GENERAL INFORMATION FOR SHAREHOLDERS....................................... 2

INDEPENDENT AUDITORS....................................................... 3

MANAGEMENT OF THE COMPANY.................................................. 3
         Board of Directors................................................ 3
         Executive Officers................................................ 4

COMPENSATION OF MANAGEMENT................................................. 5
         Director Compensation.......................................... .  5
         Summary of Compensation To Certain Executive Officers............. 5
         Stock Options and Similar Awards to Management.....................6

CERTAIN TRANSACTIONS BY AND WITH MANAGEMENT AND OTHERS......................6
         Directors' and Officers' Liability Insurance.......................6
         Interested Party Transactions......................................6
         Compliance with Section 16 Reporting Obligations...................7
         Employment Agreements..............................................7

PRINCIPAL SHAREHOLDERS......................................................7

PROPOSALS FOR SHAREHOLDER ACTION............................................8
         1.       Election of Directors.....................................8
         2.       Proposed Approval of the Golf Ventures Long Term
                  Equity-Based Incentive Plan..............................10
         3. Proposed Approval of the proposed amendment to the Company's Articles of Incorporation increasing the number of authorized shares of the Company's Common
                  Stock from the current 25,000,000 shares to 100,000,000 shares, primarily to accommodate the reorganization transaction with U.S. Golf Communities, Inc..............14
         4. Proposed Approval of the proposed amendment to the Company's Articles of Incorporation changing the name of the Company to "Golf Communities of America, Inc."....24

OTHER BUSINESS.............................................................25

DEADLINE FOR SHAREHOLDER PROPOSALS.........................................25

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................25

APPENDIX "A" --  MANAGEMENT INFORMATION ABOUT US GOLF

APPENDIX "B" -- GOLF VENTURES LONG TERM EQUITY-BASED INCENTIVE PLAN

                      GENERAL INFORMATION FOR SHAREHOLDERS

         This Proxy Statement is furnished to its Shareholders by Golf Ventures, Inc., a Utah corporation (hereinafter called the "Company"), in connection with the solicitation by the current Board of Directors of proxies for use at the Annual Meeting of Shareholders to be held at the Company's executive offices, located at 345 North 2450 East, St. George, Utah, on , , 1997 at :00 p.m., and at any and all adjournments thereof.

         A Proxy Designation and Instruction Card ("Proxy" "or Proxy Card") for your use in connection with the Annual Meeting is enclosed. You are requested to date and sign the Proxy Card and return them in the envelope provided.

VOTING SECURITIES

         The Board of Directors has fixed the close of business on September 30, 1997 as the Record Date for determination of shareholders entitled to notice of and to vote at the 1997 Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 2,101,723 shares of Common Stock and -0-shares of Class "A", 343,744 shares of Class "B", and -0- shares of Class "C" Preferred Stock ("Preferred Stock") outstanding.

         The holders of record of the shares of the Company's Common Stock and shares of the Company's Series B Preferred Stock on the Record Date are entitled to vote on each matter submitted to a vote at the Annual Meeting.

PROXIES

         Shares of Common Stock which are represented by properly executed Proxies will be voted in accordance with the instructions indicated on such Proxies. If no instructions are indicated, such shares will be voted FOR the election of each of the Director nominees; FOR each of the other Proposals for Shareholder Action described in this Proxy Statement; and in the discretion of the designated Proxy holders, as to any other matters which may properly come before the Annual Meeting.

         Any Shareholder signing and delivering a Proxy has the power to revoke it at any time before the vote at the Annual Meeting (a) by notifying the Secretary of the Company in writing prior to :00 p.m. Mountain Time on , 1997,
(b) by signing and dating a later Proxy and submitting the new Proxy in time to be counted for the Annual Meeting, or (c) by attending the Annual Meeting and voting contrary to the submitted Proxy at the time votes are requested.

         If a Shareholder wishes to designate someone other than the designated persons named on the Proxy Card as his authorized agent to vote at the 1997 Annual Meeting, you may do so by crossing out the names of all of the designated persons printed on the Proxy Card and by writing in the name of another person or persons (not more than 2) to act as agent for the Shareholder in voting his shares. Such a special designation signed by the Shareholder(s) must be presented at the Annual Meeting by the person or persons you have designated on the Proxy Card.

         The cost of preparing, assembling and mailing this Proxy Statement and related materials will be borne by the Company. The solicitation of Proxies by the Directors is being made by mail, and may also be made by agents of the

Company, in person, by telephone, or by mail. No additional compensation will be given to employees or Directors for such solicitation. Custodians of securities held for Shareholders of record (for example, banks, brokers, etc.) may be paid their reasonable out-of-pocket expenses incurred in forwarding Proxy Cards and this Proxy Statement to Shareholders.

         This Proxy Statement and the enclosed form of Proxy are being mailed to Shareholders beginning on , 1997. Mailed together with this Proxy Statement is a copy of the Company's 1997 Annual Report to Shareholders. Shareholders who do not receive a copy of the 1997 Annual Report with this Proxy Statement, or who desire extra copies, should contact the Company at (435) 628-8142.

VOTES REQUIRED FOR ACTION TO BE TAKEN AT THE 1997 ANNUAL MEETING

         A majority of the common stock share votes entitled to be cast at the Annual Meeting (legal ownership of outstanding shares as of the Record Date) must be present in person or by Proxy for a quorum to exist at the Annual Meeting. Abstentions and broker non-votes are counted "present" for determining the presence or absence of a quorum for the transaction of business.

         In the election of Directors, the three (3) nominees receiving the highest number of votes cast in their favor will be elected as the Board of Directors of the Company for the 1997-98 period until the 1998 Annual
Shareholders' Meeting. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of Directors.

         As to the other Proposals for Shareholder Action, more votes must be purposely cast in favor of each proposal than are purposely cast against each proposal for it to pass as the action of the Shareholders. Thus abstentions and broker non-votes will not affect the outcome of the votes on these proposals.

                              INDEPENDENT AUDITORS

         The Board of Directors has not appointed the independent auditors who will examine the accounts of the Company and its subsidiaries for fiscal year 1998. Jones, Jensen & Company has audited the Company's accounts for 1997 and for the last several years. A partner in Jones, Jensen & Company will be in attendance at the 1997 Annual Meeting, will be allowed to make a statement on behalf of the firm if he so desires, and will answer appropriate questions, if any, from Shareholders.

                            MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

         The business of the Company is managed under the direction of its Board of Directors. The Board has responsibility for establishing broad corporate policies, for the overall performance of the Company and for the election and compensation of officers of the Company. It is not, however, involved in managing the Company and its operating units on a day-to-day basis. The Company is managed on a day- to-day basis by its Executive Officers.

         The Board of Directors meets regularly during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when important matters require Board action between scheduled meetings. Officers and agents responsible for significant operations or supervisory activities of the Company are frequently invited to meet with the Board of Directors to discuss their areas of responsibility.

         As disclosed to the Company, the Board of Directors as presently constituted (including any new nominees to be voted on for the first time at the 1997 Annual Meeting) beneficially own as a group 221,989 shares, or approximately 10.56% of the Company's outstanding Common Stock as of the Record Date.

         The Board of Directors held four (4) meetings during fiscal year 1997. All Directors attended all of the Board meetings.

Executive Officers

         Set forth on Table 1, below, are the names, ages, primary areas of responsibility, and economic and beneficial stock ownership (as of the Record
Date) of the Company's Executive Officers as of September 30, 1997. Executive Officers serve at the pleasure of the Board of Directors.

                                     Table 1
                 EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

Duane H. Marchant, 57, is the President, Chief Executive Officer of the Company and Treasurer. He has also been a Director of the Company since 1994. As of the Record Date, Mr. Marchant was the beneficial owner of 156,000 shares of Common Stock, including no option shares exercisable within 60 days, but not yet exercised. This represents 7.43% of the issued and outstanding shares at the Record Date.

Bruce Frodsham, 31, is Vice President and Secretary of the Company. He has also been a Director of the Company since 1994. As of the Record Date, Mr. Frodsham beneficially owned 30,000 shares of Common Stock, including no option shares exercisable within 60 days, but not yet exercised. This represents 1.4% of the issued and outstanding shares at the Record Date.

Steven B. Spencer, 40, is a Director of the Company. He was also Secretary and Treasurer of the Company from 1992 to 1997. He resigned in September 1997 to accept employment out of the country. Mr. Spencer had also served as Secretary, Treasurer and as a Director of ARDCO from 1992 to 1997. He has also been a Director of the Company since 1994. As of the Record Date, Mr. Frodsham beneficially owned 35,000 shares of Common Stock, including no option shares exercisable within 60 days, but not yet exercised. This represents 1.6% of the issued and outstanding shares at the Record Date.

         If the US Golf transaction is consummated (see discussion later in this Proxy Statement), Mr. Frodsham and Mr. Spencer will resign as Directors of the Company, and Mr. Marchant will resign as President and Chief Executive Officer, although he will remain as a Director. Mr. Warren Stanchina, currently President of US Golf, will likely be elected as President of the Company following the consummation of the US Golf transaction, and certain other executive officers of

US Golf will likely be elected as executive officers of the Company at the same time. Mr. Marchant has agreed to assume the position of Vice President and will supervise the combined companies' developments in the Western United States, specifically the Company's current projects at Red HawkTM, Cotton Acres and Cotton Manor.

                           COMPENSATION OF MANAGEMENT

DIRECTOR COMPENSATION

         Cash Compensation. The Company currently provides no cash compensation to its Directors. Out of pocket expenses incurred by Directors in their capacity as a Director may be reimbursed by the Company as approved by the Board of Directors.

         Director Equity-Based Compensation. In the second quarter of fiscal 1997, the Company awarded bonus payments of 150,000 shares of common stock to Mr. Marchant. 35,000 shares to Mr. Spencer, and 30,000 shares to Mr. Frodsham in recognition of their services to the Company in the negotiation of the US Golf transaction (discussed later in this Proxy Statement) and in negotiating a more healthy and separate relationship with the Company's largest shareholders, who had exercised control of the Company between 1992 and January 1997.

         SUMMARY OF COMPENSATION TO CERTAIN EXECUTIVE OFFICERS

         Set out in Table 2, below, is a Summary Compensation Table showing the various elements of compensation earned during fiscal 1997 (ended March 31, 1997) and during the previous two fiscal years by the Company's Chief Executive Officer.

                                                           Table 2
                                                 SUMMARY COMPENSATION TABLE
                                                =========================================================================
                                                  Annual Compensation                     Long-Term Compensation
                                                                                                  Awards
------------------------------------------------------------------------------------------------------------------------------------
             Name and                   Year      Salary1      Bonus2           Restricted          Options/            All Other
        Principal Position                        ($)            ($)              Stock              SARs3            Compensation4
                                                                                 Award(s)             (#)                  ($)
                                                                                   ($)
------------------------------------------------------------------------------------------------------------------------------------
 Duane H. Marchant,                     1997      72,000         -0-              -0-                -0-                  -0-
 President, Chief Executive             1996      72,000         -0-              -0-                -0-                  -0-
 Officer and Treasurer of               1995      72,000         -0-              -0-                -0-                  -0-
 the Company
====================================================================================================================================

         1 Includes Director's Fees paid by the Company or its affiliates, if any.

         2 Bonuses are listed in the year earned and normally accrued, although such bonuses may be paid in the following year. Stock bonuses are valued at the market value on the date of receipt. As noted above, Mr. Marchant was awarded a bonus of 150,000 shares of restricted common stock in July, 1997, which are not reflected in Table 2 because the grant took place in fiscal 1998.

         3  The Company has never issued SARs.

         4 Amounts shown include premiums paid on insurance policies, contributions by the Company to the account of each of the named Executive Officers in any 401(k) plan, and contributions made by the Company to any deferred compensation accounts, if any, of these Executive Officers.

STOCK OPTIONS AND SIMILAR AWARDS TO MANAGEMENT.

           Until July 1997, the Company had not issued stock options or similar awards to its Executive Officers or Directors. In July 1997, the Company awarded 150,000 shares of restricted common stock to Mr. Marchant, 35,000 restricted shares to Mr. Spencer, and 30,000 shares of restricted common stock to Mr. Frodsham as bonus compensation for service to the Company in negotiating the US Golf transaction and in negotiating and implementing a healthy and separate relationship of the Company with its largest shareholders.


             CERTAIN TRANSACTIONS BY AND WITH MANAGEMENT AND OTHERS

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

         The Company has not purchased directors' and officers' liability and corporate reimbursement insurance on behalf of the Directors and Executive Officers of the Company. However, management believes the premium expense for such a policy will be worth the protection given the Company and its officers and directors once the Company's financial performance improves. Such a policy will indemnify, and reimburse attorney fees and other legal action defense costs to, Executive Officers and Directors of the Company in connection with claims made against them by third parties, including Shareholders' claims.

INTERESTED PARTY TRANSACTIONS

         From 1992 through July 1997, the Company shared office space with American Resources and Development Company ("ARDCO"), one of its two largest Shareholders. Under this arrangement, the Company paid the lease payments due on the space, and ARDCO provided the services of Mr. Spencer to the Company without cost. In August 1997, the Company moved out of the space it shared with ARDCO and located its executive offices in a model home owned by the Company in St. George, Utah. This relocation saves costs, brings management closer to the Company's real estate projects, and achieves a healthy separation from ARDCO.

         During 1997, a former control person of the Company significantly assisted the Company in negotiating with Oppenheimer & Company, Inc. (investment bankers), and with US Golf, in the negotiation of the US Golf transaction (discussed later in the Proxy Statement). The Company has negotiated with this former control person through separate counsel, and has agreed to pay 250,000 shares of restricted common stock as a fee to this former control person upon the closing of the US Golf transaction.

         Between 1992 and December 31, 1996, ARDCO exercised day to day control over the operations of the Company based on its majority voting power. In this connection, ARDCO extended cash advances and capital contributions to the Company as needed by the Company, and directed the Company to distribute significant sums of cash to ARDCO as ARDCO needed it. ARDCO also introduced the Company to several of its large shareholders, who supported the Company with purchases of equity shares at critical times. As part of the negotiated separateness between the Company and ARDCO that will lead to the US Golf transaction (discussed later in this Proxy Statement), the Company and ARDCO negotiated through separate counsel and agreed that ARDCO would be issued

715,000 shares of restricted common stock as a full and complete settlement of any and all amounts owed to or claimed by ARDCO for any reason and on any theory whatsoever. These shares will be issued at or before the closing of the US Golf transaction.

COMPLIANCE WITH SECTION 16 REPORTING OBLIGATIONS

         The Directors and Executive Officers of the Company are required under the Securities Exchange Act of 1934 to file reports with the Securities and Exchange Commission evidencing their ownership of, and their current transactions in, the Company's equity securities. This is a personal obligation of the Executive Officers and Directors. Based on information provided to the Company by its Directors and Executive Officers, it appears that all Directors and Executive Officers have timely filed these reports during fiscal 1997 except that Messrs. Marchant, Frodsham and Spencer each filed one delinquent report on Form 4 following their receipt of bonus shares on July 8, 1997.

EMPLOYMENT AGREEMENTS

             The Company has not entered into employment or termination agreements with any of its Executive Officers. The US Golf agreement (discussed later in this Proxy Statement) provides that Mr. Marchant will be employed by the combined companies as a Vice President with supervisory responsibilities for the Company's current projects and any future projects in the Western United States. In this connection, compensation levels and stock options have been discussed with Mr. Marchant but have not yet been finalized pending consummation of the US Golf transaction.

                             PRINCIPAL SHAREHOLDERS

             The following Table 3 provides information with respect to any person known to the Company to be the beneficial owner (within the meaning of applicable governmental regulations) of five percent (5%) or more of any class of the Company's voting securities as of the Record Date (Unless otherwise indicated the individuals or entities identified each own their respective shares and have sole voting and sole investment powers regarding their disposition. The percentages are based upon 2,101,723 shares of the Company's common stock outstanding as of the Record Date and are computed in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended):

                                                           Table 3

                                            PRINCIPAL SHAREHOLDERS OF THE COMPANY

====================================================================================================================================
         Name and Address                       Title of Class                 Amount and Nature of               Percent
                                                                               Beneficial Ownership              of Class
====================================================================================================================================
 American Resources and                          Common Stock                     532,246 shares4                 25.33%
 Development Company
 102 West 500 South
 Suite 400
 Salt Lake City, Utah  84101
------------------------------------------------------------------------------------------------------------------------------------
 Banque SCS Alliance SA                          Common Stock                     659,189 shares2                 31.37%
 P.O. Box 880
 1211 Geneva 3,
 Switzerland
------------------------------------------------------------------------------------------------------------------------------------
 Banque SCS Alliance SA                    Series B Preferred Stock1              315,404 shares3                 91.76%
 P.O. Box 880
 1211 Geneva 3,
 Switzerland
------------------------------------------------------------------------------------------------------------------------------------
 Miltex Industries                         Series B Preferred Stock1               28,340 shares                   8.24%
 c/o Camille Froidevaux
 Budinet & Associates
 20 Rue Senebier, P.B. 166
 1211 Geneva, Switzerland
====================================================================================================================================

             1 Series B Preferred Shares, in the aggregate, are able to cast approximately 3,355,362 votes, which calculation is based on the market price of GVIM Common Stock into which the Series B Preferred Stock is convertible. This voting power was calculated based on the September 30 low bid price of $1.18 per share.

             2 Banque SCS Alliance SA owns 51.5% of the outstanding common stock of ARDCO. ARDCO's 532,246 shares in the Company are attributed to Banque SCS as a beneficial owner and "affiliate" of ARDCO.

             3 Banque SCS Alliance SA has appointed ARDCO as proxy to vote its Series B Preferred Shares. Giving effect to its proxy over the Series B Preferred Stock, ARDCO has the current right to 3,611,126 votes at meetings of the Company's stockholders. If Banque SCS were to cancel their voting proxy, then shareholder control of the Company would change from ARDCO to Banque SCS Alliance SA. (See
             Note 4 of the Financial Statements for further disclosure.

             4 The Company has agreed with ARDCO to settle outstanding disputes over cost advances made to the Company by ARDCO over the years by issuing 715,000 shares of restricted common stock to ARDCO in return for a release. These shares are expected to be issued at or about the time of theclosing of the US Golf transaction. The Company has agreed with a former control person of the Company to pay him a finder's fee in connection with the US Golf transaction of 250,000 restricted common shares of the Company. These shares will be issued and delivered in connection with the closing of the US Golf transaction.

                        PROPOSALS FOR SHAREHOLDER ACTION

ITEM NO. 1:  ELECTION OF DIRECTORS

             The Board of Directors has nominated the following candidates for election to the Company's Board of Directors for the coming year. Nominations for election as a Director also will be accepted from the floor by any Shareholder at the 1997 Annual Meeting. While no formal procedure exists with respect to nominations for Director outside of the Annual Meeting, Shareholders are free to write to the Board of Directors, c/o Bruce Frodsham, Secretary at the Company's address.

             The three (3) persons named in Table 4, below, have been nominated as Directors by the current Board for election at the 1997 Annual Meeting, to serve until the next Annual Meeting or until their successors are elected and qualified. The Bylaws of the Company provide that the size of the Board of Directors may be increased through action of the Board, and that vacancies on the Board may be filled by the remaining Directors even if less than a quorum.

             SHAREHOLDERS SHOULD NOTE THAT THE REORGANIZATION AGREEMENT WITH US GOLF (DISCUSSED IN CONNECTION WITH PROPOSAL NO. 4, BELOW), CALLS FOR THE RESIGNATION OF MR. FRODSHAM AND MR. SPENCER FROM THE BOARD OF DIRECTORS OF THE COMPANY AND THE ELECTION OF TWO US GOLF NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY. THE SAME AGREEMENT REQUIRES MR. MARCHANT TO RESIGN FROM THE BOARD OF DIRECTORS UNDER CERTAIN ENUMERATED CIRCUMSTANCES. IT IS ALSO LIKELY THAT THE SIZE OF THE COMPANY'S BOARD OF DIRECTORS WILL BE INCREASED TO FIVE TO PROVIDE FOR PARTICIPATION BY INDEPENDENT DIRECTORS FOLLOWING THE CLOSING OF THE US GOLF TRANSACTION. THESE EFFECTS ON THE BOARD OF DIRECTORS WILL TAKE PLACE IF AND WHEN THE US GOLF TRANSACTION IS CONSUMMATED, AND THE ELECTION OF US GOLF'S NOMINEES WILL TAKE PLACE BY VOTE OF THE THEN-SERVING DIRECTORS OF THE COMPANY, BEING THOSE ELECTED AT THE ANNUAL MEETING AND DESCRIBED BELOW.

             All duly signed and delivered proxies will be voted FOR the election of ALL of the nominees listed below in the absence of contrary direction. The Directors know of no reason why any nominee listed below may be unable to serve as a Director. If any nominee is unable to serve, the shares present at the 1997 Annual Meeting through proxies will be voted FOR the election of such other person(s) as the Board of Directors may nominate at the Annual Meeting, or the current Directors may conclude to reduce the number of Directors to be elected.

             All of the nominees were elected to their present term of office by a vote of the Shareholders at the 1996 Annual Meeting.

             There is set forth below in Table 6 as to each of the three (3) nominees for election as a Director of the Company, his/her age, the year he/she first became a Director of the Company, his/her principal occupation, his/her business experience during the past five years, other material officerships or directorships in other companies held at this time, and beneficial stock ownership in the Company as of the Record Date.

                                     Table 4
                              NOMINEES FOR DIRECTOR

DUANE H. MARCHANT, 57, has been a Director of the Company since 1994 and is President, Chief Executive Officer and Treasurer of the Company. From 1985 to 1994, Mr. Marchant was President and Chief Executive Officer of Property Alliance, Inc., a real estate development company. From 1990 until August 1995, he served as a Director and President of ARDCO, a publicly held company involved in real estate development and the computer industry and which is one of the two largest stockholders in the Company. Mr. Marchant is the father-in-law of Mr. Frodsham. (Mr. Marchant's beneficial stock ownership is set out in Table 1, above.)

BRUCE FRODSHAM, 31, has been a Director of the Company since 1994. He is Vice President and Secretary of the Company, the latter offices being assumed in September, 1997. Mr. Frodsham is also sales manager of the Company's real estate developments in St. George, Utah, Cotton Acres and Cotton Manor. Mr. Frodsham is the son-in-law of Mr. Marchant. (Mr. Frodsham's beneficial stock ownership is set out in Table 1, above.)

STEPHEN B. SPENCER, 40, has been a Director of the Company since 1992. From 1992 through June, 1997, he was also the Secretary and Treasurer of the Company. Mr. Spencer is a Certified Public Accountant. Prior to joining the Company in 1990, Mr. Spencer was the Controller of Mrs. Fields, Inc. (baked goods manufacturer and retailer). He was Director of Operations for the Salt Lake Convention and Visitors Bureau from 1985 to 1988. Since 1992, Mr. Spencer has been an officer and director of ARDCO, the largest of the Company's Shareholders. (Mr. Spencer's beneficial stock ownership is set out in Table 1, above.)


             Mr. Frodsham and Mr. Spencer have agreed to resign from the Board of Directors following the closing of the US Golf transaction (discussed later in this Proxy Statement), if the US Golf transaction is consummated. Mr. Warren Stanchina, President of US Golf, Mr. Wolfgang Duren, a Director of US Golf, and Mr. Robert von Hagge, an internationally known golf course designer, have all agreed to join the board of directors of the Company following the closing of the US Golf transaction. Biographical information about US Golf management personnel can be found at Appendix "A" attached to this Proxy Statement.

Item No. 2: Proposed Approval of the Golf Ventures Long Term Equity-Based Incentive Plan.

General

             This Plan was approved by the Board of Directors of the Company on October 17, 1997 as a needed program to provide incentives to management that are aligned with the interests of the Shareholders. This Plan is required to be put in place by the US Golf Reorganization Agreement (See Proposal No. 4, below). No stock options or other awards have been issued under this Plan to date.

Summary of the Plan

             The following description of the Golf Ventures Long Term Equity-Based Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan. A copy of the full text of the Plan is attached as Appendix "B" to this Proxy Statement.

             Purpose. The purpose of the Plan is to promote the long-term success of the Company and the creation of incremental shareholder value by (a) encouraging key employees of the Company and its subsidiaries to focus on critical long-range objectives, (b) encouraging the attraction and retention of key employees with exceptional qualifications, and (c) linking the interests of key employees of the Company directly to shareholder interests through increased stock ownership.

             Administration. The Plan is administered by the Board of Directors, although this duty may be delegated in the future to a Compensation Committee (the "Committee") of the Board of Directors consisting solely of a non-employee directors, as defined in the IRS regulations under Section 162(m). The Committee selects the key employees who are to receive awards under the Plan, determines the amount, vesting requirements and other conditions of such awards, interprets the Plan, executes agreements setting forth the terms of such awards (each, an "Award") and makes all other decisions relating to the operation of the Plan.

             Duration of the Plan. The Plan became effective in 1997 and will remain in effect until , unless earlier terminated by the Company's Board of Directors. Notwithstanding the termination of the Plan, the Plan will continue in effect after such termination for purposes of the administration of any award granted prior to the termination of the Plan.

             Shares Subject to the Plan. The Plan provides for the issuance of Incentive Stock Options (the "Incentive Options"), as that term is defined in
Section 422 of the Code (Section 422A before redesignation by the Revenue Reconciliation Act of 1990), nonqualified stock options which are not governed by the provisions of Section 422 of the code ("Nonqualified Options") for shares of Common Stock (the Incentive Options and the Nonqualified Options may be referred to collectively as the "Options"), certain corresponding stock appreciation rights ("SARs"), restricted shares of Common Stock ("Restricted Shares") and other stock based units, described below, or any combination thereof (the various awards are referred to collectively as the "Awards"). The maximum number of Options, Restricted Shares and other stock based awards that may be awarded under the Plan is currently equal to 3,000,000 shares. If any Options, Restricted Shares or stock units are forfeited or if any Option terminates for any reason before being exercised, then such Options, Restricted Shares or stock units again become available for Awards under the Plan. Notwithstanding the above, if any Options are surrendered because corresponding SARs are exercised, such Options will not become available again for Awards under the Plan. Any Common Stock issued pursuant to the Plan may be authorized but unissued shares or treasury shares. Shares of Common Stock to be issued upon the exercise of Awards granted pursuant to the Plan have not been registered with the Securities and Exchange Commission, but such registration may be authorized and directed in the future using Form S-8 when and if such registration statement becomes available to the Company.

             In the event of a subdivision of the outstanding shares of the Company's Common Stock, a declaration of a dividend payable in Common Stock, a declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the shares of Common Stock, a combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common stock, a recapitalization or similar occurrence (the occurrence of each of which may be referred to as a "Capital Change"), the Committee will make appropriate adjustments to the shares subject to the Plan and to then-outstanding Options, Restricted Shares and stock units.

             Eligibility. Awards may be granted only to employees of the Company and its subsidiaries that the Committee, in its sole discretion, determines to be key employees (the "Key Employees"), including, without limitation, executive officers of the Company who are determined by the Committee to be Key Employees; and may also be granted in the Committee's discretion to outside consultants and advisors to the Company. If the Board of Directors administers the plan, then

Directors may participate and receive awards. If a disinterested Committee administers the Plan, its members will not be eligible to participate in the Plan.

             Stock Options. The Committee, in its sole discretion, may grant both Incentive Options and Nonqualified Options from time to time. The Committee has complete authority, subject to the terms of the Plan, to determine the persons to whom and the time or times at which grants of Options will be made. The Plan provides that the exercise price of Options, restrictions upon the exercise of Options and restrictions on the transferability of shares issued upon the exercise of Options, will be determined by the Committee in its sole discretion, except that (i) the exercise price of any Incentive Option may not be less than the fair market value of a share of Common Stock as of the date of the grant, (ii) in the case of an Incentive Option granted to any individual who, at the time that the Incentive Option is granted, owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a "Restricted Shareholder"), the exercise price of such Incentive Option may not be less than 110% of the fair market value, determined pursuant to the Plan, of a share of Common Stock as of the date on which the Option is granted, and (iii) the exercise price of any Nonqualified Option may be not less than the par value of the Common Stock. The Committee, in its sole discretion, may determine the time or times when each Option vests and becomes exercisable. The term of an Incentive Option, however, may not be more than ten years from the date of grant and the term of any Incentive Option granted to a Restricted Shareholder may not be more than five years from the date of grant. During the lifetime of the employee receiving the Option (the "Optionee"), the Option may be exercisable only by the Optionee and shall not be assignable or transferrable. Each Option will become exercisable in such installments, at such time or times, and is subject to such conditions, as the Committee, in its discretion, may determine at or before the time the Option is granted. The Committee may provide for the accelerated exercisability of an Option in the event of the death, disability or retirement of the Optionee and may provide for expiration of the Option prior to the end of its term in the event of the termination of the Optionee's employment.

             Payment. The exercise price of Options granted under the Plan is payable at the time of exercise in cash or, in the discretion of the Committee, in shares of Common Stock or other forms of payment approved by the Committee. In the case of an Incentive Option, payment must be made only pursuant to the express provisions with regard to exercise that the Committee determines to include in the applicable Award Agreement. Any payment method approved by the Committee must be consistent with applicable law, regulations and rules as well as the terms and conditions of the Plan.

             Stock Appreciation Rights. In connection with the grant of any Option, the Committee, in its sole discretion, may also grant an SAR, which shall relate to a specific Option granted to the Optionee. Such SAR shall entitle the Optionee to surrender to the Company, unexercised, all or any part of that portion of the Option which then is exercisable and to receive from the Company an amount equal to the difference between the aggregate exercise price of the shares of Common Stock subject to the Option and the fair market value, as determined under the Plan, of such shares on the date of such exercise. Payment by the Company of any amount owing pursuant to the exercise of an SAR may be made in shares of Common Stock, cash, or any combination of cash and shares, as determined in the sole discretion of the Committee. The determination of the Committee to include an SAR in an Incentive Option may be made only at the time of the grant of the Incentive Option. The Committee may include an SAR in a Nonqualified Option at the time of the grant, and any time thereafter until six months before the expiration of the Nonqualified Option.

             An SAR may be exercised only to the extent the Option to which it is applicable is exercisable and may not be exercised unless both the SAR and the related Option have been outstanding for more than six months. If, on the date an Option expires, the exercise price of the Option is less than the fair market value of the shares of Common Stock on such date, then any SARs included in such Option shall automatically be deemed to be exercised as of such date with respect to any portion of such Option that has not been exercised or surrendered.

             Restricted  Stock Awards.  The Committee may grant shares of Common
Stock which are subject to vesting conditions as an Award under the Plan (the "Restricted Shares"). The award of Restricted Shares may be made at any time and for any year of the Plan. The Restricted Shares shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. The Committee shall select the vesting conditions, which may be based upon the recipient's service and/or performance, the Company's performance, or such other criteria as the Committee may adopt. The Award Agreement may also provide for accelerated vesting in the event of the recipient's death, disability or retirement. A recipient of Restricted Shares, as a condition to the grant of such Restricted Shares, shall be required to pay the Company, in cash, an amount equal to the par value of the Restricted Shares. The holders of Restricted Shares shall have the same voting, dividend and other rights as the Company's other shareholders.

             Other Stock Unit Awards. A stock unit or other similar equity-based award is an unfunded and unsecured bookkeeping entry representing the equivalent of one share of Common Stock which is subject to certain vesting conditions (a "Stock Unit"). Holders of Stock Units have no voting rights or other rights of a shareholder, but are entitled to receive "Dividend Equivalents" in an amount equal to the amount of cash dividends paid on the number of shares of Common Stock represented by the Stock Units while the Stock Units are outstanding. Stock Units and corresponding Dividend Equivalents will be settled at a time determined by the Committee and may be paid, in the discretion of the Committee, in the form of cash, shares of Common Stock or a combination thereof.

             Stock Units may be awarded in combination with Restricted Shares or Nonqualified Options, and the Committee may provide that the Stock Units will be forfeited in the event that the related Nonqualified Options are exercised. No cash consideration shall be required for an award of a Stock Unit. The Committee may grant Stock Units at anytime during the term of the Plan. The Committee may, in its sole discretion, select the vesting conditions for each award of a Stock Unit. The vesting conditions may be based upon the recipient's service or performance, the Company's performance, or such other criteria that the Committee may adopt.

             Amendments to Plan. The Board of Directors may, at any time and for any reason amend or terminate the Plan. Any amendment to the Plan, however, is subject to the approval of the Company's Shareholders to the extent required by applicable laws, regulations or rules, and the Plan itself. For example, no increase in the number of shares available under the Plan and no change in the exercise price of outstanding options under the Plan may be made without Shareholder approval. No amendment, suspension or termination of the Plan shall affect an Award granted on or prior to the effective date of such amendment.

             General Provisions. Neither the Plan nor the grant of any Award thereunder will be deemed to give any individual the right to remain employed by the Company or any of its subsidiaries. The Plan shall not inhibit the Company's ability to terminate or modify the terms of the employment of any employee at anytime, with or without cause. Participants in the Plan will have no rights with respect to dividends, voting or any other privileges accorded to the Company's shareholders prior to the issuance of stock certificates for shares of Common Stock. Recipients of Options under the Plan will have no obligation to exercise such Options. Participants in the Plan will not have any rights or interest under the Plan in any Option or shares of the Company's Common Stock prior to the grant of an Option, Restricted Share or Stock Unit to such participant.

             Limit on the Number of Shares That Can be Awarded to Any Single Person Under the Plan. To ensure that the Plan is in full compliance with the provisions regarding performance-based compensation, the Plan establishes a specific limit on the number of stock options which may be granted to an individual under the Plan. The individual limit is 20% of the shares authorized and approved for grants under the Plan. This 20% figure would equal 600,000 shares, based on the Plan's current 3,000,000 Share authorization.

Shareholder Approval; Effect of Non-Approval.

             Under Utah law, which governs the Company, the Plan can be implemented without approval by the Shareholders based on the approval of the Plan by the Board of Directors.

             Shareholder approval is no longer required for plans like the Plan in order for the Company to obtain certain benefits under Rule 16b-3 of the Securities and Exchange Commission, and if the Shareholders decline to approve the Plan, the Board of Directors may proceed to use the Plan and grant awards thereunder in conformity with Rule 16b-3.

             Shareholder  approval  is  required  to meet  the  requirements  of
Section 162(m) of the Internal Revenue Code, which disallows a tax deduction for compensation to an Executive Officer in excess of $1,000,000 unless such compensation is "performance based." Shareholder approval of the Plan is an important element in determining that Awards under the Plan are "performance based compensation" for purposes of Section 162(m). While it will be some time, if ever, before any Executive Officer's annual compensation, even including Awards under the Plan, will equal or exceed $1,000,000, the Board of Directors feels it appropriate to present the Plan to the Shareholders at this time. Approval of the Plan for tax purposes requires that a majority of the votes cast in person or by proxy at the Annual Meeting with respect to the Plan be cast in favor of the Plan. Approval of the Plan will not result directly in the grant of any Awards to Executive Officers, Directors, key employees or consultants of the Company.

             If the Shareholders decline to approve the Plan, the Board of Directors may proceed to use the Plan and grant awards thereunder pending the practical need to confront Section 162(m).

Certain Interests of Directors

             In considering the recommendation of the Board of Directors with respect to the Plan, Shareholders should be aware that the members of the Board of Directors are all eligible to receive Awards under the Plan, and thus have a conflict of interest in connection with such proposal. There are no approvals or proposals now in place as to any awards to be made under the Plan.

             The Board of Directors believes that the Plan is in the best interests of the Company and its Shareholders, and therefore, unanimously recommends a vote FOR the Plan. In considering the foregoing recommendation of the Board of Directors, Shareholders should be aware that the current members of the Board of Directors directly or indirectly control approximately 10.56% of the Company's common stock.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE GOLF VENTURES LONG TERM EQUITY-BASED INCENTIVE PLAN. SHAREHOLDERS HOLDING VOTING RIGHTS TO 3,611,126 SHARE VOTES, OR 66.17% OF THE TOTAL COMMON SHARE VOTES POSSIBLE AT THE ANNUAL MEETING, HAVE INDICATED TO MANAGEMENT THEIR INTENTION TO VOTE IN FAVOR OF THE PLAN.

                                     ******


Item No. 3: Proposed Approval of the proposed amendment to the Company's Articles of Incorporation increasing the number of authorized shares of the Company's Common Stock from the current 25,000,000 shares to 100,000,000 shares, primarily to accommodate the reorganization transaction with U.S. Golf Communities, Inc.

General

             The Company has entered into an Agreement and Plan of Reorganization with U.S. Golf Communities, Inc. ("US Golf") dated August 26, 1997, whereby the Company has agreed to issue and deliver a total of 30,524,319 shares of its restricted Common Stock to the current shareholders of US Golf in return for the delivery to the Company of all of the issued and outstanding equity stock of US Golf. The result of this transaction just summarized, which has been approved by the Boards of Directors of both US Golf and the Company, will be that US Golf will become a wholly owned subsidiary of the Company, and the shareholders of US Golf will own, in the aggregate, 81% of the then issued and outstanding shares of the Common Stock of the Company. The Company's current Shareholders will, as a result of the US Golf transaction, change from 100% Common Stock ownership in the Company to approximately 19% Common Stock ownership in the Company. The Company, in turn, will increase in assets, liabilities, and revenues through US Golf becoming a consolidated subsidiary of the Company.

             Because the Articles of Incorporation of the Company currently provide for a total of 25,000,000 shares of Common Stock to be issued, of which 2,101,723 were issued and outstanding on the Record Date, there is a need to increase the number of authorized shares of Common Stock in order to accomplish the US Golf transaction and to provide ongoing flexibility to the Board of Directors to use shares of Common Stock as compensation under plans, such as the Golf Ventures Long Term Equity-Based Incentive Plan described in Proposal No. 2, above; as consideration for additional acquisitions; and as a means for raising cash from the sale of shares to investors in private or public market transactions. The US Golf transaction requires that the Shareholders approve this authorization of additional common stock as a condition to the closing of the US Golf transaction.

The Specific Proposal For Shareholder Action

             In accordance with its approval of the US Golf transaction, the Board of Directors has approved and now recommends the following amendment to the Company's Articles of Amendment:

                                   "ARTICLE IV
                                 CAPITALIZATION"

             "The aggregate number of shares which this corporation shall have authority to issue is ONE HUNDRED MILLION (100,000,000) shares of $0.001 par value Common Stock and TEN MILLION (10,000,000) shares of $0.001 par value Preferred Stock."


This increase of the Common Stock from 25,000,000 to 100,000,000 authorized shares will allow for the closing of the US Golf transaction and still leave shares available for stock options and other incentive awards, for use in acquisitions, and for use in raising capital.


Reasons for the US Golf Transaction

             The Board of Directors of the Company agreed to and approved the US Golf transaction for several reasons, including those set forth below.

             First, the Company will obtain the services of noted golf professional and golf course community development leader Warren Stanchina, who is now the President and Chief Executive Officer of US Golf. It is anticipated that Mr. Stanchina will assume the office of President of the Company following closing of the US Golf transaction and become a Director. (Mr. Marchant, the Company's current President and, Chief Executive Officer and Treasurer has agreed to become a Vice President of the Company and Manager of the Company's new Western Region, which includes the Company's Red Hawk, Cotton Manor and Cotton Acres developments in St. George, Utah.)

             Second, the Company will obtain diversification of its golf course development efforts by the acquisition of properties and development projects from US Golf. This increase in property and project diversification reduces the overall risk of the Company and should allow for improved financing terms for ongoing development of current and new projects through cross collateralization with the acquired US Golf properties.

             Third, the Company currently has significant financial commitments on its various agreements through which it obtained its property rights in the Red HawkTM, Cotton Manor and Cotton Acres projects that become due in the next few years, with significant ongoing payment obligations. The Company does not have sufficient cash flow from operations to meet these obligations, or the significant development expenses for the Red Hawk development project. Without the financial strength and expertise brought to the Company by US Golf and its financial advisor, Oppenheimer & Company, Inc., ("Oppenheimer"), there is a significant risk that the Company could lose some or all of its rights in its current projects, or suffer costly delays in the construction of facilities needed to facilitate property sales. Once it has consolidated all of its affiliated partnership properties and assets (as well as liabilities) into itself, and following its reorganization with the Company, US Golf anticipates improved access to the public investor markets in order to attract the needed investment capital needed to complete the development of US Golf's properties, as well as the development of the Company's Red HawkTM, Cotton Manor and Cotton Acres projects. US Golf and the Company have already engaged Oppenheimer to consult on sources of new capital following the consolidation of US Golf and the closing of the US Golf transaction with the Company. Oppenheimer has expressed confidence that the combined enterprise will have access to sufficient development capital to preserve and accelerate the development of all of the combined companies' current projects, although there can be no guarntee that such capital can in fact be raised.

             Fourth, the Board recognized the tax free nature of the acquisition of US Golf, and the concomitant benefits to the Company and its shareholders from this tax free treatment.

Material Aspects of the US Golf Transaction

             The following are the material terms of the US Golf transaction. The Plan and Agreement of Reorganization with US Golf was filed with the Securities and Exchange Commission in connection with the filing of this Proxy Statement. It can be accessed by Shareholders through the Commission's EDGAR data base at www.sec.gov.. A Shareholder seeking a copy of this Agreement may also request one in writing from the Company and the Company will undertake to provide such a copy.

             1. The shareholders of US Golf, including its investment partnerships as a result of US Golf's acquisition of the assets of these partnerships in return for its own common stock, will receive 30,524,319 shares of the Company's common stock, resulting in the shareholders of US Golf owning approximately 81% of the outstanding Common Stock of the Company following closing of the US Golf transaction.

             2. The current Shareholders of the Company will own approximately 19% of the outstanding Common Stock of the Company following closing of the US Golf transaction.

             3. US Golf will become a wholly owned subsidiary of the Company.

             4. The executive management of US Golf will be elected as the executive management of the Company, with the Company's current management taking responsibility for the development of the Company's properties in the western United States.

             5. The Company will change from being the owner/developer of one large golf course project and two smaller residential projects in St. George, Utah into the owner of seven golf course projects and four residential development projects in several locations in the so-called "Sunbelt" states. The market is expected to recognize this increase in size and value in an improved stock price and accretion to the Shareholders in the value of their shares, although no assurance can be given as to any future price of the Company's shares.

             6. US Golf will advance sufficient funds to the Company to preserve the Company's property and contract rights in its ongoing St. George area developments.

             7. The Company has agreed to allow the shareholders of US Golf to include their shares of the Company's common stock in a future registration statement filed by the Company, this to enable such shareholders to sell their shares in the Company other than through Rule 144.

             8. The Company need not close with US Golf if US Golf has less than a $12 million shareholders equity at the time of closing of the US Golf transaction, among other less significant conditions to the Company's obligation to close.

             9. It is contemplated that the Company will move its executive offices to Orlando, Florida, where US Golf is headquartered, following the closing of the US Golf transaction.

Federal Tax Aspects of the US Golf Transaction

             The Company has been advised, as has US Golf been separately advised, by legal and accounting counsel, that the US Golf transaction, as presently agreed and structured, will not be taxable to either the shareholders of US Golf or to the Shareholders of the Company, nor will it be taxable to US Golf or to the Company.

             Neither the Company nor US Golf have received a formal opinion of counsel to this effect, although legal opinions to this effect are expected to be exchanged at closing of the US Golf transaction.

Accounting Aspects of the US Golf Transaction

             The Company and US Golf expect that the US Golf transaction will be accounted for under the pooling of interests method of accounting. Neither company has obtained a formal opinion from their accountants as to this treatment. Such an opinion or similar written comfort is expected as part of the closing of the US Golf transaction.


             THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY

             SHAREHOLDERS HOLDING VOTING POWER OVER 3,611,126 COMMON STOCK VOTES, OUT OF A POSSIBLE TOTAL OF 5,457,085 COMMON STOCK VOTES AT THE ANNUAL MEETING, OR 66.17% OF ALL POSSIBLE VOTES, HAVE INDICATED TO MANAGEMENT THEIR INTENT TO BE PRESENT AT THE ANNUAL MEETING AND TO CAST ALL OF THEIR COMMON STOCK VOTES IN FAVOR OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION. THUS IT APPEARS TO MANAGEMENT THAT THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION WILL BE APPROVED BY THE SHAREHOLDERS.

             SHAREHOLDERS ARE NOT BEING ASKED TO VOTE ON THE US GOLF AGREEMENT, AND THERE ARE NO DISSENTER'S RIGHTS AVAILABLE UNDER UTAH LAW FOR SHAREHOLDERS WHO MAY DISAGREE WITH THE US GOLF TRANSACTION. A SHAREHOLDER DISAGREEING WITH THE US GOLF TRANSACTION MAY VOTE AGAINST THE AMENDMENT TO INCREASE THE AUTHORIZED SHARES, AND/OR MAY

             SELL HIS/HER GVIM SHARES INTO THE PUBLIC MARKETS PRIOR TO THE CLOSING OF THE US GOLF TRANSACTION.

             IF THE SHAREHOLDERS FAIL TO APPROVE THE INCREASE IN THE AUTHORIZED COMMON SHARES, THE COMPANY MAY STILL GO FORWARD WITH SOME FORM OF TRANSACTION WITH US GOLF, WHICH MAY INVOLVE SALES OF ASSETS OR OTHER CONSIDERATION.


             Information About US Golf

             The following summary information provides the Shareholders with information about US Golf and the basis for the Company entering into the US Golf transaction.

                     General

             US Golf Communities, Inc. ("US Golf") was organized in April, 1996, as a Delaware corporation formed to consolidate, acquire and hold certain golf course-related real estate developments previously constructed, acquired or conceptualized by the principals of US Golf, Warren Stanchina and Wolfgang Duren. Messrs. Stanchina and Duren funded these projects through private limited partnerships. The overall business plan for US Golf is to combine and consolidate its private limited partnerships into US Golf to create diversification and liquidity for US Golf partnership investors. The business plan also calls for US Golf, after this combination of its affiliated properties and investors, to become a publicly traded single stock company through regulatory filings or a reorganization with a public company. Since its inception, US Golf has been moving forward with the consolidation of its partnerships and the concomitant conversion of the debt and equity of the partnership investors into shares of the common stock of US Golf. US Golf has agreed that all of its partnerships will be consolidated into US Golf prior to the closing of the US Golf transaction with the Company.

             Although US Golf is relatively new, its senior management has disclosed to the Company an established track record in the acquisition, development, operation and marketing of golf courses and related residential properties. The consolidation of the existing US Golf-affiliated golf courses and communities will give US Golf a solid corps of seasoned line and mid-level management and operating and maintenance personnel experienced in most facets of golf course and real estate management and development.

             US Golf operates under established business principles. These are:

             *keeping abreast of and respecting each project's ever-changing market;
             *providing professional and friendly service by knowledgeable and well-trained personnel;
             *providing a high quality product by maintaining amenities in the best possible condition;
             *maintaining accurate and detailed financial reporting; and *employing respect and open communication between staff and management.

             Warren J. Stanchina is the President and founder of US Golf, and he would become President of the Company upon the closing of the US Golf transaction. Prior to forming US Golf, Mr. Stanchina has acquired, built and/or operated 22 different golf course properties since 1983. The Stanchina group originally specialized in golf course management, new golf course construction and the revitalization of depressed golf course properties. The acquisition and development of properties came next, with the attendant experience of residential and resort real estate planning, development and marketing. Along the way, the Stanchina team has acquired significant experience in real estate investment financing and in negotiating and structuring project acquisitions and sales.

             The 22 public, private, semi-private or resort golf projects with which Mr. Stanchina has been affiliated over the past fourteen years have been located in Michigan, Florida, Wisconsin, Texas and North Carolina. In connection with the investment partnerships which own the golf courses and communities, and which are being rolled into US Golf, Mr. Stanchina and his team have raised in excess of $50,000,000 in investment capital, mostly from German investors referred by Wolfgang Duren, a key member of the US Golf team and a likely Director of the Company following the closing of the US Golf transaction. Additionally, the Stanchina group, which now is the management and controlling shareholder group of US Golf, has managed properties and consulted for large Japanese, European and Mexican investment groups, and has provided work-out services for U.S. institutional investors, banks, savings & loans, and developers.

             US Golf recognized in the Company a business plan for the development of golf course-related residential communities like its own, and also found the Company to be a vehicle for providing public market liquidity to its investors.

                                US Golf's Properties

             Following the consolidation of all of its operating and investment partnerships with and into itself, US Golf will own six (6) golf course and related community development projects. These are:

             NorthShore Country Club and Community, a 185 acre golf course with 195 acres of residential development land and an additional 150 acres in various stages of development preparation. The golf course was developed by Robert von Hagge and Bruce Devlin on prime bayfront property traversing Corpus Christi Bay.

             Monastery Golf & Country Club, an approximately 75 acre golf course and country club facility in Orange City, Florida. The golf course was developed by Peter Craig and Gene Cook. There is no significant residential development potential with this property.

             Montverde Country Club, a 430 acre development containing a planned 120 acre golf course and 310 acres of mixed density homesites. This project is located approximately 20 miles West of Orlando, Florida on some of the highest elevated land in central Florida.

             Wedgefield Golf and Country Club, an  approximately 123  acre  golf course and country club facility located in the Wedgefield community (unaffiliated developer) in Orlando, Florida. The golf course was designed by R. Albert Anderson.

             Pinehurst Plantation Golf Club, a 535 acre development, including a 131 acre golf course designed by Arnold Palmer and Ed Seay. Pinehurst Plantation is located in Pinehurst, North Carolina, which is 55 miles South West of Raleigh/Durham. Upgraded club facilities and residential lot development are underway.

             Cutter Sound Golf & Yacht Club, a 217 acre development along the waterfront in Palm City, Florida. This project has a 80 acre golf course started by Gary Player Design Company and completed by a local developer. Condominiums, townhomes and yacht moorings are planned for this development.


                           US Golf's Near Term Business Plan Following the Closing with the Company

             US Golf's management has informed the Company that its strategic plan calls for selective and controlled growth by the acquisition in targeted areas of existing and to-be-built residential and resort real estate developments with a golf course or club as the foundation and focal point.

             The Company has also been informed that US Golf has entered into an arrangement with Oppenheimer & Co., respected New York-based investment bankers, to provide financial advisory services, including assisting in the raising of capital with respect to the combined companies. With the assistance of Oppenheimer & Co., development capital is also being pursued by US Golf through the concept of Community Development District Bond financings. In such projects, the local government extends its ability to issue tax exempt debt instruments for the benefit of developers, like US Golf, who are willing to add to the local economy and tax base. Such financing has high front end costs, however, and significant restrictions on the developer/borrower based in the federal tax code. US Golf is exploring the benefits and risks of this type of financing in connection with its new Montverde project (discussed above). If this type of financing vehicle can be developed and perfected, it may offer significant assistance to the development of Red HawkTM, given the interest of the Washington City, Utah in the project and its future tax base expansion from the Red HawkTM project. There can be no assurance that this financing concept will be cost effective or available for any given project.

             US Golf intends to joint venture with reputable development partners to obtain additional construction and marketing capital and expertise. This effort would include development of golf oriented resort hotels and vacation destinations, and condominium and patio home developments within US Golf's golf course developments. Negotiations are underway for such a joint venture arrangement for US Golf's "Pinehurst Plantation" project in North Carolina. This arrangement contemplates a national investment banking firm and a local developer funding and developing a new phase of residential real estate, a permanent clubhouse, and providing operating and marketing capital. US Golf would retain 50% ownership of the entire project, and would operate the golf and country club facility, while sharing the profits with its joint venture partners as agreed. Similarly, US Golf is negotiating with a regional home builder for a joint venture on US Golf's "Montverde" project, near Orlando, Florida. This plan calls for the builder to pay-off US Golf's existing bank debt on the project, provide capital to build the infrastructure, and to conduct a home building and marketing program. US Golf hopes to retain ownership of the golf course land free of encumbrances, and would need only to provide capital for the golf course and clubhouse construction. US Golf and the builder would share in the profits from home and lot sales. US Golf also has identified a development partner and is negotiating a similar agreement for its "Cutter Sound" project in Palm City, Florida.

             The above-described proposed joint venture arrangements illustrate US Golf's intention to utilize the specific market and product expertise of developers while ensuring the developer's commitment to the project by requiring investment of significant capital. In return the developer acquires prime property in a master planned golf project, with the main amenity - the golf and country club - funded and operated by US Golf, an experienced golf course developer and operator. Added benefits to US Golf include reduced overhead by eliminating the need for a full scale development and construction division. Moreover, the exposure and risk of these large projects is shared by the joint venture partners, rather than borne entirely by US Golf. The Company looks to US Golf's experience with this business model as a development model for Red HawkTM, which the Company has had difficulty developing on its own.

             Some hotel chains are talking with US Golf about its NorthShore project, in Portland, Texas, and its Pinehurst Plantation project. Both of these projects are suited as destination conference sites, and hotel development will be beneficial to their long term success potential.


                    Summary Financial Information About US Golf and the Company

             The following summary unaudited financial information is presented with respect to the Company and with respect to US Golf. The Company has not audited this information and makes no representation as to its accuracy, although Management believes the foregoing information to be materially accurate.

                                 COMPARATIVE YEAR-END FINANCIAL INFORMATION FOR THE COMPANY

                                12 months Ended                12 Months Ended                12 Months Ended
                                 March 31, 1995                 March 31, 1996                 March 31, 1997

Current Assets                     $ 1,624,543                    $ 711,456                       $ 961,474

Total Assets                         6,912,148                    5,673,607                      12,639,500

Current Liabilities                  2,160,163                    1,533,554                       2,536,127

Total Liabilities                    3,570,695                    2,759,332                       8,892,458

Stockholders' Equity                 3,341,453                    2,914,275                       3,747,042

Net Income (Loss)                     (114,168)                  (3,686,291)                       (685,917)

Earnings (Loss) Per Share                (0.15)                       (2.59)                          (0.38)

    SUMMARY COMPARATIVE BALANCE SHEET INFORMATION ON US GOLF AND THE COMPANY

             The following financial information presents summary unaudited results as of June 30, 1997, and has been supplied by both the Company, for itself, and by US Golf, for itself and for the combined pro forma presentation. The pro forma combined numbers have been compiled using the pooling of interests method of combined accounting.

                                                                                          Pro Forma Combined
                                                                                              (U.S. Golf and
                                       The Company           US Golf Combined(1)                 The Company)

  Cash on Hand                       $      14,732              $    493,386                   $     508,118

  Accounts Receivable                       56,465                 7,201,149                       7,257,614

  Inventories                                    0                   125,540                         125,540

  Investments                                    0                 8,255,204                       8,255,205

  Fixed Assets                          12,811,082                27,425,640                      40,236,602

  Misc. Assets                                   0                 3,014,125                       3,014,125
                                             -----                 ---------                       ---------

  TOTAL ASSETS                          12,882,259                46,514,945                      59,397,204
                                        ----------                ----------                      ----------

  Current Liabilities                    1,919,343                7,634,2282                       9,553,571

  Long Term Liabilities                  7,469,080                39,288,619(2)                   46,755,699

  Shareholders Equity                    3,493,836                  (405,903)                      3,087,933
                                         ---------                 ---------                       ---------

  TOTAL LIABILITIES                     12,882,259                48,514,945                      59,397,204
         AND EQUITY

             1 US Golf and its affiliated partnerships as if combined at this date.

             2 The Reorganization Agreement with US Golf requires that US Golf cause the conversion of at least $12,000,000 of its debt into equity, which will create a positive shareholders equity and reduce the level of the US Golf liabilities.

     SUMMARY COMPARATIVE INCOME INFORMATION FOR THE COMPANY AND FOR US GOLF

             The following financial information is unaudited results for the six months ended June 30, 1997, for US Golf; and for the six months ended September 30, 1997, for the Company. This information and has been supplied by both the Company, for itself, and by US Golf, for itself. Because of the mismatch of the two companies' fiscal, a pro forma combined presentation of these six month results is not possible.


                                          The Company          US Golf Combined1
                                    (Six Months Ended          (Six Months Ended
                                  September 30, 1997)             June 30, 1997)

  REVENUE

  Food & Beverage Revenue                          $               $    516,809

  Golf Revenue                                                        2,018,109

  Membership Revenue                                                    512,746

  Real Estate Revenue                                                 3,104,604

  Misc. Revenue                                                          72,807
                                                                         ------

  TOTAL REVENUE                                                       6,225,076
                                                                      ---------



  EXPENSES

  Cost of Goods Sold                                                  2,222,873

  General and Administrative Expense                                  4,142,530
                                                                      ---------

  TOTAL EXPENSE                                                       6,365,403
                                                                      ---------



  NET OPERATING INCOME (LOSS)                                          (140,328)
                                                                       ========

  INTEREST EXPENSE                                                    1,487,1682

  NET INCOME (LOSS)                                                  (1,627,496)
                                                                     ==========


             1 US Golf and its affiliated partnerships as if combined at this date.

             2 US Golf expects to raise approximately $15,000,000 in new equity capital following the US Golf transaction with the Company, through the assistance of Oppenheimer. Moreover US Golf will gain more equity from the conversion of between $10-12,000,000 of debt into equity at the time of the closing of the US Golf transaaction. Both of these planned developments will signficantly reduce indebtedness and, hence, interest expense going forward.


             Shareholders will note that US Golf is a larger entity than the Company, but is like the Company in that it is still in the development stage with several of its properties, and will require large amounts of development capital to bring its projects into full development and sale potential. Because US Golf has operating golf courses and clubs in its asset portfolio, a certain level of cash revenues are generated on a more regular basis than at the Company, which has historically depended on sales of residential units for revenue generation.

                         US Golf Management Information

             Biographical information about the current management personnel at US Golf has been provided to the Company by US Golf, and this information is attached in Appendix "A" for the information of the Shareholders. The Company has not independently verified this information, but believes its to be materially accurate.

                                 **************

Item No. 4: Proposed Approval of the proposed amendment to the Company Articles of Incorporation in order to change the name of the Company to "Golf Communities of America, Inc."

General

             The  terms  of  the   reorganization   transaction   with  US  Golf
contemplates that the Company's name will be changed to Golf Communities of America, Inc. following the closing of the transaction.

             The foregoing change is being made in recognition of the national nature of the Company following the closing of the US Golf transaction. If the US Golf transaction fails to close, the Company may or may not file this amendment to its articles of incorporation, depending on the nature of the Company's future operations.

             The Board of Directors have approved and now recommends the following amendment to the Company's Articles of Amendment, to be implemented only if the US Golf transaction is consummated:

                                   "ARTICLE I
                                 CORPORATE NAME"

             "The name of this Corporation is Golf Communities of America, Inc."

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED NAME CHANGE

             SHAREHOLDERS HOLDING VOTING POWER OVER 3,611,126 COMMON STOCK VOTES, OUT OF A POSSIBLE TOTAL OF 5,457,085 COMMON STOCK VOTES AT THE ANNUAL MEETING, OR 66.17% OF ALL POSSIBLE VOTES, HAVE INDICATED TO MANAGEMENT THEIR INTENT TO BE PRESENT AT THE ANNUAL MEETING AND TO CAST ALL OF THEIR COMMON STOCK VOTES IN FAVOR OF THE PROPOSED NAME CHANGE. THUS IT APPEARS TO MANAGEMENT THAT THE PROPOSED NAME CHANGE WILL BE APPROVED BY THE SHAREHOLDERS.

                                 OTHER BUSINESS

             Management does not know of any other business to be presented at the Meeting. However, if any other business is presented, it is the intention of the Proxies to vote according to their best judgment with respect to such other business.

             The Company's Annual Report to Shareholders is being sent to you together with this Proxy Statement. This report includes the Company's financial statements and the schedules thereto. Any questions regarding the Annual Report, including a request for the copy that may not have arrived with this Proxy Statement, may be directed to Duane H. Marchant, Treasurer, Golf Ventures, Inc., 345 North 2450 East, St. George, Utah 84790.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

             If any Shareholder wishes to present a proposal for action at the 1998 Annual Meeting of the Shareholders, the Shareholder must comply with applicable Securities and Exchange Commission Regulations, including adequate notice to the Company, which means that any such proposal must be presented to the Company in writing on or before January 31, 1998. Any proposal must be submitted in writing by Certified Mail -- Return Receipt Requested, to Golf Ventures, Inc., Attention: Secretary, 345 North 2450 East, Suite 125, St. George, Utah 84790.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

             The Company has sent to each Shareholder along with this Proxy Statement a copy of the Company's Annual Report to Shareholders for Fiscal 1997. The major part of this Annual Report is the Company's Amended Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997. The Company hereby incorporates into this Proxy Statement its Amended Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997.

                                  APPENDIX "A"

                           U.S. GOLF COMMUNITIES, INC.

              Senior Management Personnel as of September 30, 1997

             Warren J. Stanchina, Director, Chairman and Chief Executive Officer. Mr. Stanchina is the founder of the various corporations and partnerships going under the U.S. Golf Communities, Inc. umbrella. He is responsible for acquisition, financing, planning, development, marketing and operational management of all US Golf projects. After starting as the head golf professional, he advanced to become the project director for a 5,000 acre full-amenity resort in Central Michigan. He gained extensive investment real estate experience through the operation of his own commercial real estate business in Southern California. There, he specialized in acquisitions, syndications and sales of income-producing properties. In 1983, he put together his first limited partnership and acquired his first golf property, in Central Michigan. Since then, Mr. Stanchina has owned and/or operated 22 golf properties throughout the United States during his professional career to date.

             Mr. Stanchina received a Masters Degree in Educational Administration from Central Michigan University. Mr. Stanchina was a tenured elementary school teacher receiving various commendations for his contributions. He also holds a "Class A" PGA professional designation and is a veteran of the United States Army with a Top Secret Krypto security clearance.

             Dr. Wolfgang Duren, Director, International Investment Advisor. Dr. Duren has been associated with Mr. Stanchina for seven years and has raised over $30 million for investment in Mr. Stanchina's development projects. Dr. Duren serves as a major advisor to Mr. Stanchina and to US Golf.

             Since 1980, Dr. Duren has acted as trustee and counselor for numerous European clients investing, managing and developing several real estate ventures in Central Florida. In 1989, Dr. Duren and Warren Stanchina joined forces and have jointly acquired and controlled seven properties together with their investors. Dr. Duren's knowledge and expertise in real estate development and international law and tax accounting is very useful to US Golf.

             Dr. Duren has over 15 years of extensive experience in business and the practice of law. For the past 18 years, he has practiced law in Munich, Germany originally specializing in business counseling and evolving to international investment counseling and trust and estate administration. Dr. Duren was a co-founder and partner of DIABOS, GmbH, a concrete saving company with six subsidiaries with its headquarter offices located in Munich. Dr. Duren also spent three (3) years with Klinge Pharma, GmbH, a large pharmaceutical company located in Munich.

             A citizen of Germany, Dr. Duren received a law degree from the University of Munich and was later admitted to the bar after a three-year internship in Bavaria. Dr. Duren received a Doctor of Jurisprudence in international law at the University of Munich. Dr. Duren received grants for studies and research at the University of California, Berkeley.

             Mary Lynn (Jo) Stanchina, Co-Founder, Director, Chief Administrative Officer. Since 1980, Mrs. Stanchina has worked with her husband, Warren, participating in the co-founding and management of their numerous projects in Michigan, Florida, Texas and North Carolina. Focusing on the accounting and legal administration of the various entities and operations, Mrs. Stanchina acts as the liaison between project staff, investors, partners, lenders and the various CPA and legal consultants. Acquisition structuring, contract analysis, permitting and licensing, local, state and federal regulatory filings, finance management, supervision of operational accounting and administration, promotional and informational publications are some of her responsibilities. Mrs. Stanchina has over 23 years experience in the banking and real estate industries, including being the administrative assistant for eight loan officers at Isabella Bank and Trust, located in Mt. Pleasant, Michigan. Before transferring to California and working in commercial real estate ventures, Mrs. Stanchina gained valuable experience at the Lake Isabella resort in Central Michigan where she handled various aspects of residential real estate and golf resort accounting and administration.

             Eric LaGrange, Chief Financial Officer. Mr. LaGrange jointed the U.S. Golf group in 1991 and currently serves as the Company's Chief Financial Officer. He was initially delegated the responsibility for developing and implementing a standardized, comprehensive financial information and reporting system for all U.S. Golf properties. This included detailed financial planning and comparison, monthly reporting and financial controls in all aspects of the business. The result of his efforts is a business planning and reporting system that is second to none in the industry. Mr. LaGrange is responsible for the analysis of seller data for new investment opportunities, training of staff accountants, hazard and liability insurance for all properties, and the hardware and software administration for accounting and point of sale systems.

             Prior to joining the group, Mr. LaGrange spent 25 years in banking. From 1981 to 1991, Mr. LaGrange served as Executive Vice President and Chief
Financial Officer for St. Tammany National Bank, located in Mandeville, Louisiana. Mr. LaGrange majored in accounting and finance at Tulane University in New Orleans.

             Ken Breland, Director of Property Development. Mr. Breland joined the U.S. Golf group in 1994 and currently serves as the Company's Director of Property Development. Prior to joining the U.S. Golf, Mr. Breland spent over 22 years in the real estate development and building business. His experience and expertise includes land planning and zoning, the start-up and turnaround of commercial and residential developments, property management, marketing and sales, and horizontal and vertical construction. Mr. Breland has managed major residential and commercial developments and the sale of thousands of homesites and homes in Texas and Florida. He successfully operated his own building and development company for ten years. Mr. Breland also served as division president for Key Homes and AllState Homes, regional volume homebuilder located in Greensboro, North Carolina and Tampa, Florida, respectively.

             Mr. Breland received a Bachelor of Science degree in finance and real estate management from the University of Alabama. He is a licensed real estate broker in Florida and Texas and a Florida "Class A" general contractor. Mr. Breland has been recognized in the industry as a director and officer at the local, state and national level for various professional associations and is the recipient of NAHB's commercial property builder designation.

             Mark Buelow, Director of Club Operations. Mr. Buelow joined U.S. Golf in 1990 and serves as Director of Club Operations. In addition, Mr. Buelow currently serves as the general manager and director of development operations for Cutter Sound Golf and Yacht Club, a U.S. Golf property. As a member of the group's management team, Mr. Buelow has served as general manager and golf director at the Palisades Country Club and project manager for NorthShore Country Club near Corpus Christi, Texas, a 500-member golf and country club within a residential development.

             Prior to joining the U.S. Golf group, Mr. Buelow's background included serving as the head professional at Ranch Penasquitos in San Diego and the proprietor of the golf shop at Barbara Worth Country Club in El Centro, California.

             Mr. Buelow received a two-year BA degree from the San Diego Golf Academy and is a "Class A-1" member of the PGA. He has qualified for and placed in various mini-tour golf events in Florida and California.

             Christopher Little, Director of Golf. Mr. Little joined the U.S. Golf group in 1990 and serves as the Company's Director of Golf. His responsibilities include training and implementation of golf operations and merchandising programs. Golf outing and membership marketing, tee-time maximization, inventory and financial controls are some of Mr. Little's specialties. In addition, Mr. Little serves as general manager for Pinehurst Plantation in North Carolina.

             Mr. Little, a native of Capetown, South Africa, received a Bachelor of Arts degree in recreational management from the University of Arkansas. While attending the university, Mr. Little was named to the All-Conference team (golf) in 1985, 1986, 1987 and 1988 and a Division I, All-American in 1985, 1986, 1987
and 1988. He received a "Class A" PGA professional designation in 1995.

             Daniel (Sam) Stanchina, Chief Golf Course Superintendent. Sam's extensive background in the golf industry started in 1974 when he was assistant golf professional at the Lake Isabella Golf Resort in Central Michigan. Following five years of golf operations experience, he became Assistant Golf Course Superintendent at the same (18 holes, championship) facility. Four years later he assumed the position of Head Superintendent at Pleasant Hills Golf Club, Mt. Pleasant, Michigan, eventually also becoming the General Manager there.

             Sam keeps  current  with all the  latest  trends  and  developments
throughout   continuing   education  in  all  aspects  of  turf  and   equipment
maintenance. His extensive expertise in the entire golf operation, including budgeting, personnel management, safety, turf disease and drainage issues make Sam invaluable as the Corporate Superintendent. His duties and responsibilities include training, supervision and consultation for all affiliated golf facilities.

             Sam and his family moved to Central Florida in 1989 when he accepted the position of Superintendent at Wedgefield Golf & Country Club.
Presently he is based at Wedgefield as the General Manager and Head Superintendent. Sam has also served as Corporate Superintendent for U.S. Golf for the past five years.

             In early 1994, Sam assumed responsibility for completing the construction and setting up the maintenance program at the Pinehurst Plantation Golf Course, Pinehurst, North Carolina. Following a year and one-half under Sam's supervision, the Plantation course received a four and one-half star rating by Golf Digest Magazine. Only a handful of courses received such a coveted distinction in the entire country.

             Karen Mathis, Chief Accountant. Ms. Mathis joined the U.S. Golf group's management team in 1992 and currently serves as the Company's Chief Accountant. In this capacity, she is responsible for maintaining and consolidating financial and administrative records for all affiliate companies. Her responsibilities and expertise have included full golf operation accounting and account reconciliation, member billing, construction accounting, payroll and employee benefits, tax reporting and auditing. Ms. Mathis is proficient in numerous computer accounting software systems and is responsible for the coordination between each project's on-site bookkeeper, various regulatory agencies and contracted accounting firms for tax analysis and filings. Prior to joining U.S. Golf, Ms. Mathis spent six years responsible for accounting and administration for a private investor. She also spent 11 years in accounting and administration with The Investment Counsel Company, a multi-million dollar pension fund manager which included the city of Orlando.

             Ms. Mathis received a business degree from Jones College located in Jacksonville, Florida.

                                  APPENDIX "B"

             THE GOLF VENTURES EQUITY-BASED LONG TERM INCENTIVE PLAN

                               GOLF VENTURES, INC.

                      LONG TERM EQUITY-BASED INCENTIVE PLAN

         SECTION             CONTENTS                                 PAGE

            1.               Purpose; Definitions                      1

            2.               Administration                            4

            3.               Stock Subject to Plan                     5

            4.               Eligibility                               6

            5.               Stock Options                             6

            6.               Stock Appreciation Rights                 12

            7.               Restricted Stock                          14

            8.               Long-Term Performance Awards              16

            9.               Change-in-Control Provisions              18

           10.               Amendments and Termination                21

           11.               Unfunded Status of Plan                   21

           12.               General Provisions                        22

           13.               Effective Date of Plan                    22

           14.               Term of Plan                              24

           15.               Indemnification of Committee              24

           16.               Financing                                 25


Adopted by the Board of Directors on October , 1997, and approved by the Shareholders on November , 1997

  SECTION 1. Purpose; Relationship to Other Plans of the Company; Definitions.

             The name of this plan is the Golf Ventures,Inc. Long Term Equity-Based Incentive Plan (the "Plan").

             The purposes of the Plan are to promote the best interests of the Corporation and its Shareholders by strengthening the Corporation's ability to attract and retain skilled and competent managerial and technical employees and contractors, and to provide a means to encourage stock ownership and proprietary interest in the Corporation and its future success by executive and other officers, key consultants and contractors, and key employees upon all of whose judgment, initiative and efforts the financial success and growth of the Corporation largely depend, and to align the interests of such persons directly with the interests of the Shareholders of the Corporation. Specifically the Plan will enable key employees, directors and Eligible Independent Contractors (as hereinafter defined) of Golf Ventures, Inc. ("the Company") to (i) own shares of stock in the Company, (ii) participate in the shareholder value which has been created, (iii) have a mutuality of interest with other shareholders and (iv) enable the Company to attract, retain and motivate key employees, non-employee directors, and independent contractors of particular merit.

             It is intended that eligibility under this Plan be restricted to a select group of management or highly compensated employees as defined by the Employee Retirement Income Security Act of 1974. All provisions of this Plan shall be construed to effectuate such purposes.

             For the purposes of the Plan, the following terms shall be defined as set forth below:

             (i) "Board" means the Board of Directors of the Company.

             (ii) "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

             (iii) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

             (iv) "Committee" means the Administrative Committee referred to in Section 2 of the Plan. If at any time no Committee shall be duly elected and serving as a result of Board action or resignations of the Committee or otherwise, then the functions of the Committee specified in the Plan shall be exercised by the Board.

             (v) "Company" means Golf Ventures, Inc., a corporation organized under the laws of the State of Utah and its subsidiaries or any successor organization.

             (vi) "Disability" shall mean the inability or failure of a person to perform the functions of his/her employment for a period in excess of 90 days in any 365 day measurement period.

             (vii) "Disinterested Person" shall mean a Director of the Company meeting the requirements for a "disinterested person" set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

             (viii)             "Early   Retirement"   means  retirement,   with
                                consent of the Committee at the time of retirement, from active employment with the Company prior to normal retirement age under provisions of the Company's pension plan, if such a plan is in effect at the time; or pursuant to the Company's profit-sharing plan if no pension plan is then in effect; or retirement prior to age 65 if neither a pension plan nor a profit sharing plan are then in place.

             (ix) "Eligible Independent Contractor" means an independent contractor hired by the Company to provide consulting services on a regular basis for the Company at or after the time the Plan is initially approved by the shareholders.

             (x) "Fair Market Value" means, as of any given date, the last sale price of the Stock as furnished by the National Association of Securities Dealers Inc.'s Automated Quotation System on the day before, or, if either no such sale is reported by NASDAQ on such date or the Stock is not publicly traded on or as of such date, the fair market value of the Stock as determined by the Committee in good faith based on the best available facts and circumstances at the time.

             (xi) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

             (xii)              "Insider" means a Participant who is subject  to
                                the  requirements of  the  Rules   (as   defined
                                below).

             (xiii) "Long-Term Performance Award" or "Long-Term Award" means an award made pursuant to Section 8 below that is payable in cash and/or Stock (including Restricted Stock) in accordance with the terms of the grant, based on Company, business unit and/or individual performance over a period of at least two years.

             (xiv) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

             (xv) "Normal Retirement" means retirement from active employment with the Company and any Affiliate (as defined in Section 9) pursuant to the normal retirement provisions of the Company's pension plan, if such a plan is in effect at the time; or pursuant to the Company's profit-sharing plan if no pension plan is then in effect; or retirement at or after age 65 if neither a pension plan nor a profit sharing plan are then in place.

             (xvi)              "Participant"  means an  employee,  non-employee
                                director of the Company, or an Eligible Independent Contractor to whom an Award is granted pursuant to the Plan.

             (xvii) "Restricted Stock" means an award of shares of Stock that is subject to restrictions pursuant to Section 7 below.

             (xviii) "Retirement" shall have the same meaning prescribed in Section (xv), above. The term shall contemplate either normal or early retirement.

             (xix)              "Rules" means the  regulations promulgated under
                                Section 16 of the Exchange Act.

             (xx) "Securities Broker" means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 5(m) hereof.

             (xxi)              "Stock" means the Common Stock of the Company.

             (xxii) "Stock Appreciation Right" means the right, pursuant to an award granted under Section 6 below, to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such porion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

             (xxiii) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

             In   addition,    the   terms    "Change-in-Control,"    "Potential
Change-in-Control" and "Change-in-Control Price" shall have meanings set forth, respectively, in Sections 9(b), (c) and (d) below.

                  SECTION 2. Administration; Duty of Insiders.

             The Plan shall be administered by an Administrative Committee of not less than three Disinterested Persons, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board. In the absence of such a Committee, Awards may be made by the Board of Directors. References herein to "the Committee" shall be deemed to refer to the Board of Directors if the Board is the body making Awards under this Plan.

             The Committee shall have the authority to grant pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock and/or (iv) Long-Term Performance Awards to key employees and officers of the Company; (i) Stock Options and/or (ii) Stock Appreciation Rights to Eligible Independent Contractors.

             In particular, the Committee shall have the authority:

             (i) to select the officers and other key employees of the Company to whom Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards may from time to time be granted hereunder and Eligible Independent Contractors to whom Stock Options and Stock Appreciation Rights may from time to time be granted hereunder;

             (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards, or any combination thereof, are to be granted hereunder;

             (iii) to determine the number of shares of Stock to be covered by each such award granted hereunder,

             (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder: including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion;

             (v) to determine whether and under what circumstances a Stock Option may be settled in cash or stock, including Restricted Stock under
                                Section 5(1);

             (vi) to determine whether and under what circumstances a Stock Option may be exercised without a payment of cash under Section 5(m); and

             (vii) to determine whether, to what extent and under what circumstances Stock or cash distributable or payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant.

             The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

             All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants.

             It shall be a condition of participation in this Plan by an Insider that such Participant individually assume full responsibility to comply with all federal, state or other applicable securities laws in connection with their Awards and award exercise decisions under the Plan, and that such Insider retain competent counsel or other advisors to ensure compliance with all such applicable laws.

                      SECTION 3. Stock Subject to the Plan.

             (i) Stock Subject to Plan. Awards of Stock under the Plan shall be made from Stock which is either authorized and unissued or held in the treasury of the Company. The maximum number of shares of Stock authorized for issuance under the Plan with respect to the grant of awards while the Plan is in effect, subject to adjustment in accordance with paragraph 3(d) below, shall be up to 2,000,000 shares in the aggregate, or such other number of shares as are subsequently approved by the Company's Shareholders.

             (ii) Computation of Stock Available for the Plan. For the purpose of computing the total number of shares of Stock available for distribution at any time in each calendar year during which the Plan is in effect in connection with the exercise of options awarded under the Plan, there shall be debited against the total number of shares determined to be available pursuant to paragraphs (i), and (iii) of this Section 3 the maximum number of shares of Stock subject to issuance upon exercise of options or other stock based awards made under the Plan.

             (iii) Unused, Forfeited and Reacquired Shares. Any unused portion of the shares annually available for award shall be carried forward and shall be made available for Plan awards in succeeding calendar years. The shares related to the unexercised or undistributed portion of any terminated, expired or forfeited award for which no material benefit was received by a Participant (i.e. dividends) also shall be made available for distribution in connection with future awards under the Plan to the extent permitted to receive exemptive relief pursuant to the Rules.

             (iv) Other Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, and in the number and option price of shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

           SECTION 4. Eligibility; Limit on Awards to Certain Persons.

             Officers of the Company, other key employees of the Company, and Eligible Independent Contractors, who are responsible for or contribute to the management, growth and/or profitability of the business of the Company are eligible to be granted awards under the Plan as determined in the sole discretion of the Committee.

             Section 162(m) of the Internal Revenue Code places a limit of $1 million on the tax-deductibility of compensation paid to individuals listed in the proxy statements of publicly held corporations. Compensation for the individual executives listed in company proxy statements which exceeds $1 million on an individual basis may not be tax-deductible unless it meets certain requirements with respect to being performance-based.

             To ensure that its executive compensation program is in full compliance with the provisions regarding performance-based compensation, the number of Awards (calculated as a number of Shares granted to an individual under the Plan may not exceed, in total over the life of that individual, 20% of the shares authorized and approved for grants under the Plan.

                            SECTION 5. Stock Options.

             Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan, consistent with the requirement of
Section 12(vi), below. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

             Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

             The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

             Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422A of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422A.

             In the discretion of the Committee, Non-Qualified Stock Options may be issued to an employee in consideration of the waiver of a portion of such Employee's salary, compensation or fees, with the spread between the exercise price of such Stock Options and the then Fair Market Value of the Stock subject to such Stock Options being equal to the salary, compensation or fees waived or such other terms and provisions as the Committee may in its discretion provide.

             Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

             (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock at the time of grant for Incentive Stock Options and 85% of the Fair Market Value of the Stock at the time of grant for Non-Qualified Options; provided, however that Non-Qualified Options issued in exchange for options held by employees of an acquired company or a division or subsidiary thereof may, at the Committee's discretion, be issued at not less than 50% of the Fair Market Value of the Stock at the time of grant.

                                Any Incentive Stock Option granted to any optionee who, at the time the option is granted, owns more than 10% of the voting power of all classes of stock of the Company or of a Parent or Subsidiary corporation, shall have an exercise price no less than 110% of Fair Market Value per share on date of the grant.

             (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date the Option is granted. However, any option granted to any optionee who, at the time the option is granted owns more than 10% of the voting power of all classes of Stock of the Company or of a Parent or Subsidiary corporation may not have a term of more than five years. No option may be exercised by any person after expiration of the term of the option.

             (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to to such terms and conditions as shall be determined by the Committee at or after grant, provided, however, that, except as provided in
                                Section 5(vii) and Section 9, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable during the six months following the date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 12(i).

             (iv)               Methods of Exercise.

                                (a)                    Stock   Options   may  be
                                                       exercised  in whole or in
                                                       part  by  giving  written
                                                       notice of exercise to the
                                                       Company   specifying  the
                                                       number of shares of Stock
                                                       to  be  purchased.   Such
                                                       notice      shall      be
                                                       accompanied by payment in
                                                       full   of  the   purchase
                                                       price,      either     by
                                                       certified  or bank check,
                                                       or such other  instrument
                                                       as  the   Committee   may
                                                       accept.

                                (b)                    As   determined   by  the
                                                       Committee,  in  its  sole
                                                       discretion,  at  or after
                                                       grant, payment in full or
                                                       in part may also  be made
                                                       in     the     form    of
                                                       unrestricted  shares   of
                                                       Stock  already  owned  by
                                                       the optionee based on the
                                                       Fair Market  Value of the
                                                       Stock  on  the  date  the
                                                       option  is  exercised, as
                                                       determined     by     the
                                                       Committee),     provided,
                                                       however,  that,  in   the
                                                       case  of   an   Incentive
                                                       Stock Option,   the right
                                                       to make a  payment in the
                                                       form  of   already  owned
                                                       shares may be  authorized
                                                       only   at  the  time  the
                                                       option is granted.

                                                       If  payment of the option
                                                       exercise   price   of   a
                                                       Non-Qualified       Stock
                                                       Option  is made in  whole
                                                       or in part in the form of
                                                       Restricted   Stock,  such
                                                       Restricted Stock (and any
                                                       replacement        shares
                                                       relating  thereto)  shall
                                                       remain (or be) restricted
                                                       in  accordance  with  the
                                                       original   terms  of  the
                                                       Restricted Stock award in
                                                       question,     and     any
                                                       additional Stock received
                                                       upon the  exercise  shall
                                                       be  subject  to the  same
                                                       forfeiture  restrictions,
                                                       unless          otherwise
                                                       determined     by     the
                                                       Committee,  in  its  sole
                                                       discretion,  at or  after
                                                       grant.

                                                       If  payment of the Option
                                                       exercise   price   of   a
                                                       Non-Qualified  Option  is
                                                       made in  whole or in part
                                                       in    the     form     of
                                                       unrestricted        stock
                                                       already   owned   by  the
                                                       Participant,  the Company
                                                       may   require   that  the
                                                       stock  has been  owned by
                                                       the   Participant  for  a
                                                       period  of  time  so that
                                                       such  payment  would  not
                                                       result in a charge to the
                                                       Company's  earnings  as a
                                                       result  of the  exercise.
                                                       Such   provision  may  be
                                                       used  by the  Company  to
                                                       prevent     a     pyramid
                                                       exercise.

                                (c)                    On  receipt  of   written
                                                       notice to  exercise,  the
                                                       Committee  may,  in   its
                                                       sole discretion, elect to
                                                       cash out all  or part  of
                                                       the   portion   of    the
                                                       option(s) to be exercised
                                                       by paying the optionee an
                                                       amount, in cash or Stock,
                                                       equal to  the  excess  of
                                                       the Fair  Market Value of
                                                       the Stock over the option
                                                       price     (the    "Spread
                                                       Value") on the  effective
                                                       date of such cash-out.

                                                       In   addition,   if   the
                                                       option    agreement    so
                                                       provides  at  grant or is
                                                       amended  after  grant and
                                                       prior to  exercise  to so
                                                       provide     (with     the
                                                       optionee's consent),  the
                                                       Committee   may   require
                                                       that  all or  part of the
                                                       shares to be issued  with
                                                       respect   to  the  Spread
                                                       Value  of  an   exercised
                                                       option  take  the form of
                                                       Restricted  Stock,  which
                                                       shall  be  valued  on the
                                                       date of  exercise  on the
                                                       basis of the Fair Market

                                                       Value of such  Restricted
                                                       Stock determined  without
                                                       regard to the  forfeiture
                                                       restrictions involved.

                                (d) To the extent permitted under the applicable laws
                                                       and regulations,  at  the
                                                       request       of      the
                                                       Participant, and with the
                                                       consent of the Committee,
                                                       the  Company  agrees   to
                                                       cooperate in  a "cashless
                                                       exercise"  of  an Option.
                                                       The   cashless   exercise
                                                       shall  be effected by the
                                                       Participant delivering to
                                                       a    Securities    Broker
                                                       instructions   to  sell a
                                                       sufficient    number   of
                                                       shares  of  Common  Stock
                                                       to  cover  the costs  and
                                                       expenses       associated
                                                       therewith.

             (v) Withholding Taxes. The Company shall withhold the number of shares of Common Stock obtainable on the exercise of an Option which, when valued at Fair Market Value (determined as of the day preceding the date of exercise), is equivalent to the required withholding taxes due.

             (vi) Replacement Options. If an Option granted pursuant to the Plan may be exercised by an optionee by means of a stock-for-stock swap method of exercise as provided above, then the Committee may, in its sole discretion and at the time of the original option grant, authorize the Participant to automatically receive a replacement Option pursuant to this part of the Plan. This replacement option shall cover a number of shares determined by the Committee, but in no event more than the number of shares equal to the difference between the number of shares of the original option exercised and the net shares received by the Participant from such exercise. The exercise price of the replacement option shall equal the then current Fair Market Value, and with a term extending to the expiration date of the original Option.

                                The Committee shall have the right, in its sole discretion and at any time, to discontinue the automatic grant of replacement options if it determines the continuance of such grants to no longer be in the best interest of the Company.

             (vii) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

             (viii)             Termination  of   Participant's  Employment   by
                                Reason of Death. Subject to Section 5(xi), if an optionee's employment by the Company terminates by reason of death, any Stock Option then held by optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of five (5) years (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

             (ix) Termination of Participant's Employment by Reason of Disability. Subject to Section 5(xi), if an optionee's employment by the Company terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of five years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such five-year period (or such shorter period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of
                                termination   of   employment    by   reason  of
                                Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

             (x) Termination of Participant's Employment by Reason of Retirement. Subject to Section 5(xi), if an optionee's employment by the Company terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of five years (or such shorter period as Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

             (xi) Other Terminations of Employment of a Participant. Unless otherwise determined by the by the Committee at or after grant, if an optionee's employment by the Company terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company without Cause to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant.

             (xii) Special Incentive Stock Option Limitations. To the extent required for "incentive stock option" status under Section 422A of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company (within the meaning of Section 425 of the Code) after 1986 shall not exceed $100,000.

                                To the extent (if any) permitted under Section 422A of the Code, if (i) a Participant's employment with the Company is terminated by reason of death, Disability or Retirement and
                                (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to this
                                Section 5(k), is greater than the portion of such option that is exercisable as an "incentive stock option" during such post-termination period under Section 422A, such post-termination period shall automatically be extended (but not beyond the original option term) to the extent necessary to permit the optionee to exercise such Incentive Stock Option. The Committee is also authorized to provide at grant for a similar extension of the post-termination exercise period in the event of a Change-in-Control.

                      SECTION 6. Stock Appreciation Rights.

             (i) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan, complying at all times with the requirement of
                                Section 12(vi), below. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an
                                Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

                                A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

                                A Stock Appreciation Right may be exercised by an optionee, in accordance with Section 6(ii), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

             (ii) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                                (a) Stock Appreciation Rights shall be exercisable only
                                                       at such time or times and
                                                       to the  extent  that  the
                                                       Stock   Options  to which
                                                       they   relate,   if  any,
                                                       shall be  exercisable  in
                                                       accordance   with     the
                                                       provisions  of  Section 5
                                                       and this Section 6 of the
                                                       Plan; provided,  however,
                                                       that     any        Stock
                                                       Appreciation        Right
                                                       granted subsequent to the
                                                       grant   of  the   related
                                                       Stock Option shall not be
                                                       exercisable  during   the
                                                       first  six  months of its
                                                       term,  except  that  this
                                                       special  limitation shall
                                                       not apply in the event of
                                                       death  or  Disability  of
                                                       the optionee prior to the
                                                       expiration     of     the
                                                       six-month period.

                                (b) Upon the exercise of a Stock Appreciation Right,
                                                       an   optionee  shall   be
                                                       entitled   to  receive up
                                                       to, but not more than, an
                                                       amount  in  cash   and/or
                                                       shares of Stock  equal in
                                                       value  to the  excess  of
                                                       the Fair  Market Value of
                                                       one share  of Stock  over
                                                       the  option   price   per
                                                       share  specified  in  the
                                                       related   Stock   Option,
                                                       multiplied by the  number
                                                       of  shares in  respect of
                                                       which      the      Stock
                                                       Appreciation  Right shall
                                                       have been exercised, with
                                                       the Committee  having the
                                                       right  to  determine  the
                                                       form of payment.

                                (c) Stock Appreciation Rights shall be transferable
                                                       only   when  and  to  the
                                                       extent      that      the
                                                       underlying  Stock  Option
                                                       would   be   transferable
                                                       under Section S(f) of the
                                                       Plan.

                                (d) Upon the exercise of a Stock Appreciation Right,
                                                       the Stock Option  or part
                                                       thereof  to   which  such
                                                       Stock  Appreciation Right
                                                       is   related   shall   be
                                                       deemed   to   have   been
                                                       exercised for the purpose
                                                       of  the   limitation  set
                                                       forth in Section 3 of the
                                                       Plan  on  the  number  of
                                                       shares  of  Stock  to  be
                                                       issued  under  the  Plan,
                                                       but only to the extent of
                                                       the  number   of   shares
                                                       issued  under  the  Stock
                                                       Appreciation Right at the
                                                       time of exercise based on
                                                       the value of  the   Stock
                                                       Appreciation   Right   at
                                                       such time.

                                (e)                    A   Stock    Appreciation
                                                       Right      granted     in
                                                       connection     with    an
                                                       Incentive   Stock  Option
                                                       may be exercised  only if
                                                       and when the market price
                                                       of the Stock  subject  to
                                                       the    Incentive    Stock
                                                       Option     exceeds    the
                                                       exercise  price  of  such
                                                       Stock Option.

                                (f)                    In its  sole  discretion,
                                                       the     Committee     may
                                                       provide,  at the  time of
                                                       grant    of    a    Stock
                                                       Appreciation  Right under
                                                       this Section 6, that such
                                                       Stock  Appreciation Right
                                                       can be exercised  only in
                                                       the     event     of    a
                                                       Change-in-Control  and/or
                                                       a               Potential
                                                       Change-in-Control,
                                                       subject to such terms and
                                                       conditions     as     the
                                                       Committee  may specify at
                                                       grant.

                                (g) The Committee, in its sole discretion, may also
                                                       provide   that,   in  the
                                                       event        of         a
                                                       Change-in-Control  and/or
                                                       a   Potential  Change-in-
                                                       Control, the amount to be
                                                       paid upon the exercise of
                                                       a    Stock   Appreciation
                                                       Right shall  be based  on
                                                       the     Change-in-Control
                                                       Price,  subject  to  such
                                                       terms and  conditions  as
                                                       the Committee may specify
                                                       at grant.

                          SECTION 7. Restricted Stock.

             (i) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan, complying at all times with the requirement of Section 12(vi), below. The Committee shall determine the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(ii)), the time or times within which such awards may be subject to vesting and/or forfeiture, and all other conditions of the awards.

                                The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

                                The provisions of Restricted Stock awards need not be the same with respect to each recipient.

             (ii) Awards and Certificates. The grantee of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                                (a)                    The  purchase  price  for
                                                       shares   of    Restricted
                                                       Stock  shall  be equal to
                                                       or less  than  their  par
                                                       value and may be zero.

                                (b)                    Awards   of    Restricted
                                                       Stock  must  be  accepted
                                                       within  a  period  of  60
                                                       days  (or  such   shorter
                                                       period  as the  Committee
                                                       may   specify  at  grant)
                                                       after the award date,  by
                                                       executing  a   Restricted
                                                       Stock Award Agreement and
                                                       paying whatever price (if
                                                       any)  is  required  under
                                                       Section 7(ii)(a).

                                (c)                    Each          Participant
                                                       receiving  a   Restricted
                                                       Stock   award   shall  be
                                                       issued       a      stock
                                                       certificate in respect of
                                                       such shares of Restricted
                                                       Stock.  Such  certificate
                                                       shall  be  registered  in
                                                       the    name    of    such
                                                       Participant,   and  shall
                                                       bear    an    appropriate
                                                       legend  referring  to the
                                                       terms,  conditions,   and
                                                       restrictions   applicable
                                                       to      such       award,
                                                       substantially    in   the
                                                       following form:

                          "THE TRANSFERABILITY OF THIS
                       CERTIFICATE AND THE SHARES OF STOCK
                      REPRESENTED HEREBY ARE SUBJECT TO THE
                         TERMS AND CONDITIONS (INCLUDING
                        FORFEITURE) OF THE GOLF VENTURES
                        LONG TERM EQUITY-BASED INCENTIVE
                       PLAN AND AN AGREEMENT ENTERED INTO
                        BETWEEN THE REGISTERED OWNER AND
                       GOLF VENTURES, INC. COPIES OF SUCH
                        PLAN AND AGREEMENT ARE ON FILE AT
                          THE OFFICES OF THE COMPANY".

                                (d)                    The    Committee    shall
                                                       require  that  the  stock
                                                       certificates   evidencing
                                                       such  shares  be  held in
                                                       custody  by  the  Company
                                                       until  the   restrictions
                                                       thereon     shall    have
                                                       lapsed,  and  that,  as a
                                                       condition      of     any
                                                       Restricted  Stock  award,
                                                       the   Participant   shall
                                                       have  delivered  a  stock
                                                       power, endorsed in blank,
                                                       relating   to  the  Stock
                                                       covered by such award.

             (iii) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this
                                Section 7 shall be subject to the following restrictions and conditions:

                                (a)                    Subject to the provisions
                                                       of  this  Plan  and   the
                                                       award Agreement, during a
                                                       period    set   by    the
                                                       Committee commencing with
                                                       the  date  of  such award
                                                       (the         "Restriction
                                                       Period"), the Participant
                                                       shall not  be   permitted
                                                       to      sell,   transfer,
                                                       pledge,      assign    or
                                                       otherwise encumber shares
                                                       of     Restricted   Stock
                                                       awarded  under  the Plan.
                                                       Within these  limits, the
                                                       Committee,  in  its  sole
                                                       discretion, may   provide
                                                       for  the  lapse  of  such
                                                       restrictions           in
                                                       installments   and    may
                                                       accelerate or waive  such
                                                       restrictions  in whole or
                                                       in    part,    based   on
                                                       service,      performance
                                                       and/or such other factors
                                                       or      criteria  as  the
                                                       Committee  may determine,
                                                       in its sole discretion.

                                (b)                    Except  as   provided  in
                                                       this  paragraph  (b)  and
                                                       Section  7(iii)(a),   the
                                                       Participant  shall  have,
                                                       with   respect   to   the
                                                       shares   of    Restricted
                                                       Stock,  all of the rights
                                                       of a  Shareholder  of the
                                                       Company,   including  the
                                                       right to vote the shares,
                                                       and the right  to receive
                                                       any cash  dividends.  The
                                                       Committee,  in  its  sole
                                                       discretion, as determined
                                                       at the time of award, may
                                                       permit  or  require   the
                                                       payment of cash dividends
                                                       to be  deferred  and,  if
                                                       the      Committee     so
                                                       determines, reinvested in
                                                       additional     Restricted
                                                       Stock   to   the   extent
                                                       shares   are    available
                                                       under Section 3.

                                (c) Subject to the applicable provisions of the award
                                                       Agreement     and    this
                                                       Section      7,      upon
                                                       termination      of     a
                                                       Participant's  employment
                                                       with the  Company for any
                                                       reason     during     the
                                                       Restriction  Period,  all
                                                       shares  still  subject to
                                                       restriction    shall   be
                                                       forfeited      by     the
                                                       Participant.

                                (d)                    In the event of  hardship
                                                       or      other     special
                                                       circumstances     of    a
                                                       Participant         whose
                                                       employment    with    the
                                                       Company  is involuntarily
                                                       terminated   (other  than
                                                       for Cause), the Committee
                                                       may,    in    it     sole
                                                       discretion,    waive   in
                                                       whole or  in part  any or
                                                       all             remaining
                                                       restrictions with respect
                                                       to   such   Participant's
                                                       shares   of    Restricted
                                                       Stock,   based  on   such
                                                       factors  as the Committee
                                                       may deem appropriate.

                                (e)                    If    and     when    the
                                                       Restriction        Period
                                                       expires  without  a prior
                                                       forfeiture     of     the
                                                       Restricted  Stock subject
                                                       to    such    Restriction
                                                       Period,  the certificates
                                                       for such shares  shall be
                                                       delivered      to     the
                                                       Participant promptly.

                    SECTION 8. Long Term Performance Awards.

             (i) Awards and Administration. Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan, complying at all times with the requirement of Section 12(vi), below. The Committee shall determine the nature, length and starting date of the performance period (the
                                "Performance Period") for each Long Term Performance Award, which shall be at least two years (subject to Section 9 below), and shall determine the performance objectives to be used in valuing Long Term Performance Awards and determining the extent to which such Long Term Performance Awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Company, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and Participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and/or different performance factors and criteria.

                                At the beginning of each Performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance period the range of dollar values or number of shares of Stock to be awarded to the Participant at the end of the performance Period if and to the extent that the relevant measure(s) of performance for such Long Term Performance Award is (are) met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee, in its sole discretion.

             (ii) Adjustment of Awards. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long Term Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship.

             (iii) Termination of Employment. Subject to Section 9 below and unless otherwise provided in the applicable award agreement(s), if a Participant terminates employment with the Company during a Performance Period because of death, Disability or Retirement, such Participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance Period:

                                (a)                    based,   to  the   extent
                                                       relevant  under the terms
                                                       of the  award,  upon  the
                                                       Participant's performance
                                                       for the  portion  of such
                                                       Performance Period ending
                                                       on    the     date     of
                                                       termination    and    the
                                                       performance     of    the
                                                       applicable       business
                                                       unit(s)  for  the  entire
                                                       Performance Period, and

                                (b)                    prorated,   where  deemed
                                                       appropriate     by    the
                                                       Committee,     for    the
                                                       portion       of      the
                                                       Performance Period during
                                                       which the Participant was
                                                       employed by the  Company,
                                                       all as  determined by the
                                                       Committee,  in  its  sole
                                                       discretion.

                                However, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

                                Subject to Section 9 below, if a Participant terminates employment with the Company during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine, in its sole discretion.

             (iv) Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, in its sole discretion. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant Performance Period, all as the Committee shall determine at or after grant. If and to the extent a Long Term Performance Award is payable in Stock and the full amount of such value is not paid in Stock, then the shares of Stock representing the portion of the value of the Long Term Performance Award not paid in Stock shall again become available for award under the Plan.

                    SECTION 9. Change in Control Provisions.

             (i)                Impact of Event.  In the event of:

                                (a) a "Change in Control" as defined in Section 9(ii),
                                                       unless          otherwise
                                                       determined     by     the
                                                       Committee or the Board at
                                                       or after grant, but prior
                                                       to the occurrence of such
                                                       Change in Control, or

                                (b)                    a  "Potential  Change  in
                                                       Control"  as  defined  in
                                                       Section 9(iii),  but only
                                                       if and to the  extent  so
                                                       determined     by     the
                                                       Committee or the Board at
                                                       or after  grant  (subject
                                                       to any right of  approval
                                                       expressly reserved by the
                                                       Committee or the Board at
                                                       the    time    of    such
                                                       determination),

             the following acceleration and valuation provisions shall apply:

                                (c) Any Stock Appreciation Rights outstanding for at
                                                       least six  months and any
                                                       Stock   Options   awarded
                                                       under    the   Plan   not
                                                       previously    exercisable
                                                       and vested  shall  become
                                                       fully      vested     and
                                                       exercisable.

                                (d)                    The          restrictions
                                                       applicable     to     any
                                                       Restricted  Stock  awards
                                                       under   the  Plan   shall
                                                       lapse and such shares and
                                                       awards  shall  be  deemed
                                                       fully vested.

                                (e)                    The   value   of      all
                                                       outstanding         Stock
                                                       Options,            Stock
                                                       Appreciation  Rights  and
                                                       Restricted  Stock  awards
                                                       shall,  unless  otherwise
                                                       determined      by    the
                                                       Committee  at  or   after
                                                       grant,  be  cashed out on
                                                       the basis of the  "Change
                                                       in   Control   Price"  as
                                                       defined in Section  9(iv)
                                                       as  of   the   date  such
                                                       Change in Control or such
                                                       Potential     Change   in
                                                       Control is  determined to
                                                       have  occurred   or  such
                                                       other     date   as   the
                                                       Committee   may determine
                                                       prior  to  the  Change in
                                                       Control.

                                (f) Any outstanding Long Term Performance Awards shall
                                                       be  vested  and  paid out
                                                       based  on  the   prorated
                                                       target  results  for  the
                                                       Performance   Periods  in
                                                       question,    unless   the
                                                       Committee  provides at or
                                                       after  grant and prior to
                                                       the   Change  in  Control
                                                       event,  for  a  different
                                                       payment.

             (ii) Definition of "Change in Control". For purposes of Section 9(i), a "Change in Control" means the happening of any of the following:

                                (a)                    When  any  "person,"   as
                                                       such  term  is  used   in
                                                       Sections 13(d) and  14(d)
                                                       of   the  Exchange   Act,
                                                       other than the Company or
                                                       an   Affiliate   of   the
                                                       Company  (as  defined  in
                                                       Rule   12b-2   under  the
                                                       Securities Exchange  Act)
                                                       or  any  Company employee
                                                       benefit   plan (including
                                                       any trustee of  such plan
                                                       acting  as trustee) is or
                                                       becomes   the "beneficial
                                                       owner"  (as  defined   in
                                                       Rule  13d-3   under   the
                                                       Exchange  Act),  directly
                                                       or       indirectly    of
                                                       securities    of      the

                                                       Company  representing  20
                                                       percent  or  more  of the
                                                       combined  voting power of
                                                       the    Company's     then
                                                       outstanding    securities
                                                       without  the consent of a
                                                       majority of the Board;

                                (b)                    The   occurrence  of  any
                                                       transactions   or   event
                                                       relating  to the  Company
                                                       required to be  described
                                                       pursuant      to      the
                                                       requirements of Item 5(f)
                                                       of  Schedule  13A  of the
                                                       Exchange Act;

                                (c) When, during any period of two consecutive years
                                                       during the   existence of
                                                       the Plan, the individuals
                                                       who,  at the beginning of
                                                       such  period,  constitute
                                                       the Board of Directors of
                                                       the Company cease for any
                                                       reason  other  than death
                                                       to  constitute at least a
                                                       two-thirds       majority
                                                       thereof,        provided,
                                                       however,  that a director
                                                       who was not a director at
                                                       the  beginning  of   such
                                                       period shall be deemed to
                                                       have    satisfied     the
                                                       two-year  requirement  if
                                                       such director was elected
                                                       by,    or    on       the
                                                       recommendation   of,   at
                                                       least  two-thirds  of the
                                                       directors    who     were
                                                       directors      at     the
                                                       beginning  of such period
                                                       (either  actually  or  by
                                                       prior  operation of  this
                                                       Section 9(b)  (iii);   or

                                (d)                    The   occurrence   of   a
                                                       transaction     requiring
                                                       stockholder  approval for
                                                       the  acquisition  of  the
                                                       Company   by  an   entity
                                                       other  than  the  Company
                                                       through    purchase    of
                                                       assets,  or by merger, or
                                                       otherwise.

             (iii) Definition of Potential Change in Control. For purposes of Section 9(i), a "Potential Change in Control" means the happening of any one of the following:

                                (a)                    The   entering   into  an
                                                       agreement by the Company,
                                                       the consummation of which
                                                       would  result in a Change
                                                       in Control of the Company
                                                       as   defined  in  Section
                                                       9(ii); or

                                (ii)                   The      acquisition   of
                                                       beneficial     ownership,
                                                       directly  or  indirectly,
                                                       by  any entity, person or
                                                       group  other  than    the
                                                       Company  or  any  Company
                                                       employee   benefit   plan
                                                       (including any trustee of
                                                       such  plan acting as such
                                                       trustee) of securities of
                                                       the Company  representing
                                                       five percent  or more  of
                                                       the combined voting power
                                                       of      the     Company's
                                                       outstanding    securities
                                                       and  the  adoption by the
                                                       Board of Directors  of  a
                                                       resolution to  the effect
                                                       that  a  Potential Change
                                                       in Control of the Company
                                                       has  occurred   for   the
                                                       purposes of this Plan.

             (iv)               Change in Control Price.  For  purposes  of this
                                Section 9, "Change in Control Price" means the highest bid price per share paid in any transaction as furnished by NASDAQ-NMS or the highest price paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the preceding sixty day period as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such options.

             (v) Compliance with Section 280G. No payment shall be made under this Section 9 which, when aggregated with other payments made to the employee, would, as determined by such person(s) as the Committee shall irrevocably designate at or prior to a Change in Control or Potential Change in Control, result in an excess parachute payment for which the Company, would not receive a Federal income tax deduction by reason of
                                Section 280G of the Code.

                     SECTION 10. Amendments and Termination.

             The Board may amend, alter, or discontinue the Plan at any time and from time to time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or Participant under a Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award theretofore granted, without the optionee's or Participant's consent, or which, without the approval of the Company's stockholders, would:

             (i) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

             (ii) decrease the option price of (i) any Stock Option to less than 100% of the Fair Market Value on the date of grant, or (ii) change the pricing terms of Section 9(i);

             (iii) change the employees or class of employees eligible to participate in the Plan, or

             (iv) extend the maximum option period under Section 5(ii) of the Plan.

             The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to
Section 3 above, no such amendment shall impair the rights of any Award holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices.

             Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

                      SECTION 11. Unfunded Status of Plan.

             The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

                         SECTION 12. General Provisions.

             (i) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee or Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                                All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Exchange Act, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

             (ii) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

             (iii) The adoption of the Plan shall not confer upon any Participant any right to continued employment with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees, directors, or independent contractors at any time.

             (iv) No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant who is an officer or key employee of the Company, shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations will be settled with Stock that is part of the award that gives rise to the withholding requirement. If the particular Award is not payable in Stock, the obligations of the Company under the Plan shall be conditional on such withholding tax payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

             (v) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee specify at the time of grant.

             (vi) Any grant made under this Plan shall be represented by a WRITTEN AGREEMENT between the Company and the Participant receiving the grant setting forth the material terms of the grant, and incorporating the terms of this Plan (specifically as well as generally by reference) into each such Agreement.

             (vii) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

             (viii) In the event any Section or paragraph in this Plan or any Agreement or writing relating to the Plan is found to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan and the Plan shall be construed and enforced as if such illegal and invalid provision had never been set forth in the Plan; provided, that the Committee may conclude that the purposes of the Plan have been materially frustrated by such a finding, and may thereupon terminate the Plan.

             (ix) Where applicable, the masculine includes feminine and neuter and vice versa. Where applicable, the singular includes the plural and vice versa. Where a word or phrase is defined in one place in the Plan and appears in capitalized form in another paragraph of the Plan, such word or phrase shall have the meaning first set forth unless the context clearly requires otherwise. A word or phrase in noncapitalized form shall retain its plain meaning taken in the context in which it appears, regardless of whether said word or phrase is defined in the Plan.

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

             (x) The headings are for reference only. In the event of a conflict between a heading and the content of an Article or paragraph, the content of the Article or paragraph shall control.

             (xi) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                       SECTION 13. Effective Date of Plan.

             The Plan, as amended and restated, shall be effective on the date it is approved by the Company's Executive Committee or Board of Directors, subject to a condition subsequent that the Shareholders of the Company also approve the Plan, as amended and restated, at a meeting duly noticed and called for that purpose by the vote of holders of a majority of the total outstanding Stock within 12 months of such date.

                            SECTION 14. Term of Plan.

             No Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

                    SECTION 15. Indemnification of Committee

             In addition to such other rights of indemnification as they may have as Directors of the Company, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Incentive Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties; such indemnification shall result provided that within sixty (60) days after institution of any above action, suit or proceeding, a member of such Committee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. Notwithstanding anything herein to the contrary, a condition of such indemnification shall be the cooperation of the Committee member with the Company in the defense of any such action, suit or proceeding.

                              SECTION 16. Financing

             The Committee may arrange for and offer loans to a Participant under the Plan to pay for the exercise of any Stock Option or other Award if applicable, provided that no Participant shall have a right or entitlement to such a loan, and loans may be determined on a basis of individual selection in the sole and absolute discretion of the Committee governed at all times by Regulation G or successor provisions of the Federal Reserve Board. This provision shall not be construed to require that loans be made available to any Participant at any time by the Company.

             IN WITNESS WHEREOF, verifying that the required approvals of the shareholders and the Directors have been obtained for the foregoing Plan as of the th day of November, 1997.

                                          /s/
                                          Chairman and Chief Executive Officer




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